UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STANDARD BIOTOOLS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 28, 2023

To Our Stockholders:

I am excited to be sending this letter to the stockholders of Standard BioTools, my second as Chief Executive Officer and President, and the first in which I get to update you on the results of the efforts our team of seasoned operators has embarked on since I started in this role about a year ago. It was a year of very hard work and difficult decisions that I believe has put us on the path to growth and profitability.

My mission when joining the company was and still is: recruit a world class team to return the company to growing revenues, driving operating efficiencies to put us on a path to profitability and layering in inorganic growth. This was not a one-year objective but rather a long term plan to build the next great life science tools platform company.

Last year, we built an excellent team to execute on these objectives and this team worked tirelessly to build the muscle needed to achieve our goals. While we have a long way to go, I am pleased with the progress to date.

We believe we have returned our core revenues to growth. We did this by fundamentally rewriting how we go to market through new commercial leadership, new and rigorous funnel management discipline, new sales collateral and by selling solutions to customers’ problems rather than our own innovations. We also revamped our product development machine to bring new products to market faster. We launched the X9 RT-PCR system in October 2022, and the Hyperion XTi imaging system in April 2023, our first new major imaging system in six years. Our R&D engine is reinvigorated, and we expect to maintain our technology leadership with new introductions for many years to come.

Our second objective, improving operating efficiencies to put us on a path to profitability, also led us to drive significant change throughout the organization. We started by making lean execution our core guiding principle and did this by establishing the Standard BioTools Business System (SBS) as the backbone of everything we do with a new team of leaders with deep experience in lean. We have run dozens of kaizens, which are team events designed to close gaps as we call “problems” in the lean language. Using this approach we rationalized our product portfolio, insourced a key product, removed layers in various organizations and implemented daily and visual management in Manufacturing, R&D, Sales and Marketing and G&A functions. The net result of these actions is expected to result in a reduction of $35 million of operating expenses in 2023 compared to 2022. With these continued improvements we expect to drive product and service margins to 52% to 55% by the end of 2023, an increase from 41% in the fourth quarter of 2022, and to positive operating cash flow by the end of 2024.

Our third objective is to leverage our strong balance sheet with $165.8 million in cash, cash equivalents and short-term investments at the end of 2022 to add inorganic growth. We have a rich M&A funnel and are constantly working on a potential transaction or two at any one point. M&A is unpredictable, but you should know we are actively pursuing acquisitions while also being disciplined in our approach, in particular with respect to valuations.

Thanks to increased financial and operational flexibility, we have replaced short-term uncertainty with a focus on long-term growth. I am proud to lead an outstanding team on this transformation journey and am confident our tool set will accelerate breakthroughs in human health.

Sincerely,

Michael Egholm, Ph.D.
Chief Executive Officer and President

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This proxy statement and the accompanying materials contain forward-looking statements. All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “could,” “seeks,” “may,” “plan,” “potential,” “predicts,” “projects,” “should,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements include information concerning our possible future assumed future cash flow, sources of revenue and results of operations, costs of product revenue and product margin, operating and other expenses, unit sales and the selling prices of our products, business strategies, financing plans, expansions of our business, investments to expand our customer base, plans for our products, competitive position, industry environment, potential growth opportunities, market growth expectations, the effects of competition, our planned use of the proceeds from the bridge loans and private placement issuance, cost structure optimization, acceleration of growth, potential merger and acquisition (M&A) activity and restructuring plans (including expense reduction activities involving potential subleasing and talent relocation plans, modifications to the scope of the company’s proteomic and genomics businesses and discontinuing of certain product lines). Forward-looking statements are subject to numerous risks and uncertainties that could cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Factors that could materially affect our future results, performance, or achievements include, but are not limited to, the potential adverse effects of the COVID-19 pandemic on our business and operating results; interruptions or delays in the supply of components or materials for, or manufacturing of, our products resulting from the pandemic or other factors; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; risks relating to reliance on sales of capital equipment for a significant proportion of revenues in each quarter; potential product performance and quality issues; the possible loss of key employees, customers, or suppliers; intellectual property risks; competition; uncertainties in contractual relationships; risks relating to company research and development, sales, marketing, and distribution plans and capabilities; reductions in research and development spending or changes in budget priorities by customers; seasonal variations in customer operations; unanticipated increases in costs or expenses; and risks associated with international operations. In addition, investors in Standard BioTools should review the more detailed discussions of additional risks and uncertainties and other information affecting our business described under the caption “Risk factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2023 and in our subsequent Quarterly Reports on Form 10-Q.

Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Standard BioTools, the Standard BioTools logo, Fluidigm®, the Fluidigm logo, 48.Atlas™, Access Array™, Advanta™, Advanta EASE™, Atlas™, Biomark™, “Bringing new insights to life”™, C1™, Callisto™, Cell-ID™, CyTOF®, CyTOF XT™, the CyTOF XT logo, D3™, Delta Gene™, Direct™, Digital Array™, Dynamic Array™, EP1™, EQ™, FC1™, Flex Six™, Flow Conductor™, FluiDesign™, Helios™, High-Precision 96.96 Genotyping™, HTI™, Hyperion™, Hyperion+™, IMC™, Imaging Mass Cytometry™, Immune Profiling Assay™, Juno™, Maxpar®, MCD™, MSL®, Nanoflex™, Open App™, Pathsetter™, Polaris™, qdPCR 37K™, Script Builder™, Script Hub™, Singular™, SNP Trace™, SNP Type™, “Unleashing tools to accelerate breakthroughs in human health”™, X9™ Real Time PCR System, and Xgrade™, are trademarks or registered trademarks of Standard BioTools Inc. or its affiliates in the United States and/or other countries. Other service marks, trademarks and trade names referred to in this Form 10-K are the property of their respective owners.

Other Standard BioTools products are For Research Use Only. Not for use in diagnostic procedures.

2 Tower Place, Suite 2000
South San Francisco, California 94080
(650) 266-6000

April 28, 2023

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Standard BioTools Inc. (the “Annual Meeting”) to be held exclusively online via live webcast on Wednesday, June 14, 2023 at 8:30 a.m., Pacific time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/LAB2023, where you will be able to listen to the meeting live, submit questions, and vote online. We believe that a virtual stockholder meeting provides greater access to those who may want to attend. This approach also aligns with our broader sustainability and cost-savings goals. At the meeting, we will be voting on the matters described in the attached formal meeting notice and proxy statement.

This year, we are again taking advantage of U.S. Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. This process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact of printing and distributing our proxy materials and our costs.

On or about May 2, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy statement for our 2023 Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2022. The Notice also provides instructions for voting online or by telephone, as well as information on how to receive a paper copy of the proxy materials by mail.

Your vote is very important. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, it is important that your shares be represented. We hope you will vote as soon as possible via the Internet, by telephone, or—if you requested a paper copy of the proxy materials by mail—by mailing a completed, signed, and dated proxy card in the envelope provided. Any stockholder who attends the meeting may vote at the Annual Meeting, even if he or she has already voted online, by telephone, or by mail.

Thank you for your continued support of Standard BioTools. We look forward to seeing you at our Annual Meeting.

Sincerely,

Michael Egholm, Ph.D.
President & Chief Executive Officer

STANDARD BIOTOOLS INC.
2 Tower Place, Suite 2000
South San Francisco, California 94080
(650) 266-6000

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:30 a.m., Pacific time, on Wednesday, June 14, 2023

Place	Online at www.virtualshareholdermeeting.com/LAB2023 There is no physical location for the Annual Meeting.

Items of Business	•

To vote to elect the two (2) nominees for Class I Directors named in this proxy statement, each to hold office until our 2026 annual meeting of stockholders or until her or his successor is duly elected and qualified.

	•	To vote, on an advisory basis, to approve the compensation of our named executive officers for the year ended December 31, 2022.

	•	To vote, on an advisory basis, on the frequency of the advisory stockholder vote on the compensation of our named executive officers.

	•	To vote to approve our Amended and Restated 2011 Equity Incentive Plan to increase the shares reserved thereunder.

	•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2023.

	•	To vote to elect (by vote of holders of our Series B-1 Convertible Preferred Stock and our Series B-2 Convertible Preferred Stock, respectively) the nominees for Series B-1 Director and Series B-2 Director, respectively, named in this proxy statement, each to hold office until our 2024 annual meeting of stockholders or until his successor is duly elected and qualified.

	•	To transact any other business that may properly come before the 2023 Annual Meeting and any adjournment or postponement.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date

You are entitled to vote only if you were a Standard BioTools stockholder of record as of the close of business on the record date, April 18, 2023. Only holders of record of Standard BioTools common stock, Series B-1 Convertible Preferred Stock, and Series B-2 Convertible Preferred Stock on April 18, 2023 are entitled to notice of and to vote at the Annual Meeting.

Meeting Admission	You are entitled to attend the virtual Annual Meeting only if you were a Standard BioTools stockholder as of the close of business on the record date or otherwise hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in “street name”), you should provide proof of your beneficial ownership as of the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

Participation in Annual Meeting

We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at www.virtualshareholdermeeting.com/LAB2023. Please see “Important Information About the Annual Meeting” for additional information.

The Annual Meeting will begin promptly at 8:30 a.m. Pacific Time. The virtual meeting room will open at 7:45 a.m. Pacific Time for registration.

Annual Report	You may access our Annual Report on Form 10-K for the year ended December 31, 2022 and our proxy solicitation materials by visiting www.proxyvote.com. Our 2022 Annual Report is not a part of the proxy solicitation materials.

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information” beginning on page 1 of the proxy statement accompanying this notice, or provided in the Notice of Internet Availability of Proxy Materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 14, 2023. The Notice of 2023 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are each available at www.proxyvote.com.

The Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 2, 2023.

Important Information About the Annual Meeting

Our Annual Meeting will be conducted online only, via live webcast. Stockholders will be able to access the meeting live by visiting www.virtualshareholdermeeting.com/LAB2023.

This is the first year that we are hosting a virtual annual meeting. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting.

Participating in the Annual Meeting

Instructions on how to attend the Annual Meeting are posted at www.virtualshareholdermeeting.com/LAB2023.

•	You may log in to the meeting platform beginning at 7:45 a.m. Pacific Time on June 14, 2023. The meeting will begin promptly at 8:30 a.m. Pacific Time.
•	You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualshareholdermeeting.com/LAB2023.
•	Stockholders of record and beneficial owners as of the close of business on the record date, April 18, 2023, may vote their shares electronically during the Annual Meeting.
•	If you encounter any difficulties accessing or asking questions during the Annual Meeting, a support line will be available on the login page of the virtual meeting website.

Additional Information About the Annual Meeting:

•	During the meeting’s live Q&A session, we will answer questions as time permits.
•	Our rules of conduct and procedure for the meeting generally provide that: We limit each stockholder to one question so that we can answer questions from as many stockholders as possible. Questions should be succinct and cover only one topic per question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together. In addition, questions may be edited for brevity and grammatical corrections.
•	We do not intend to address any questions that are, among other things: irrelevant to our business; irrelevant to the business of the Annual Meeting; related to material non-public information of the company; related to personal matters or grievances; derogatory or otherwise in bad taste; repetitious or already made by another stockholder; in furtherance of the stockholder’s personal or business interests; related to pending or threatened litigation; or out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairperson of our board of directors or our Corporate Secretary in their reasonable discretion.
•	If there are matters of individual concern to a stockholder (rather than of general concern to all stockholders), or if we are not able to answer all the questions posed, stockholders may contact us separately after the meeting through our Investor Relations department by email at investors@standardbio.com.

PROXY STATEMENT
FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

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STANDARD BIOTOOLS INC.
2 Tower Place, Suite 2000
South San Francisco, California 94080

PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
to be held on Wednesday, June 14, 2023

GENERAL INFORMATION

In this proxy statement: the terms “we,” “our,” “Standard BioTools,” and the “Company” each refer to Standard BioTools Inc.; the term “Board” means our Board of Directors; and the term “proxy materials” means this proxy statement and the form of proxy. These proxy materials are furnished in connection with the solicitation by our Board of proxies to be voted at our 2023 annual meeting of stockholders, which will take place virtually on Wednesday, June 14, 2023 at 8:30 a.m., Pacific time, on the Internet at www.virtualshareholdermeeting.com/LAB2023, and any postponements, adjournments or continuations thereof (the “Annual Meeting”).

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on or accessible through our website is not intended to be incorporated by reference into this proxy statement and references to our website in this proxy statement are intended to be inactive textual references only.

1.	Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

Under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of the proxy materials to each stockholder. On or about May 2, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Annual Report”) via the Internet and how to vote your proxy. If you receive the Notice, you will not automatically receive a printed copy of our proxy materials in the mail. If you would like to receive a printed copy, please follow the instructions provided in the Notice.

Our 2023 proxy materials and our 2022 Annual Report are accessible at: www.proxyvote.com.

2.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance policies, information on our Board, and certain other required information.

3.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are as follows:

•	to vote to elect the two (2) nominees for Class I Director named in this proxy statement, each to hold office until our 2026 annual meeting of stockholders or until her or his successor is duly elected and qualified;
•	to vote, on an advisory basis, to approve the compensation of our named executive officers for the year ended December 31, 2022, as set forth in this proxy statement;
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•	to vote, on an advisory basis, on the frequency of the advisory stockholder vote on the compensation of our named executive officers;
•	to vote on to approve our Amended and Restated 2011 Equity Incentive Plan to increase the shares reserved thereunder;
•	to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2023; and
•	to vote to elect (by vote of holder of our Series B-1 Convertible Preferred Stock and our Series B-2 Convertible Preferred Stock, respectively) the nominees for Series B-1 Director and Series B-2 Director, respectively, named in this proxy statement, each to hold office until our 2024 annual meeting of stockholders or until his successor is duly elected and qualified.

We will also transact any other business that properly comes before the Annual Meeting.

4.	How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

•	“FOR” the two (2) nominees for Class I Directors named in this proxy statement;
•	“FOR” the approval of the compensation of our named executive officers on an advisory basis for the year ended December 31, 2022;
•	“ONE YEAR” for the frequency of conducting stockholder votes on the compensation of our named executive officers each year hereafter;
•	“FOR” the approval of the Amended and Restated 2011 Equity Incentive Plan to increase the shares reserved thereunder;
•	“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023; and
•	“FOR” the nominee for Series B-1 Director and the nominee for Series B-2 Director.
5.	What is a proxy?

A proxy is your legal designation of another person to vote the stock you own, in the event that you are unable to cast your vote directly at the meeting. The person you designate is your “proxy,” and you give the proxy authority to vote your shares at the meeting—according to your instructions—by submitting your voting instructions online, by telephone, or via a physical proxy card. We have designated our President and Chief Executive Officer (“CEO”), Michael Egholm and our Chief Operating Officer, Hanjoon Alex Kim to serve as proxies for the Annual Meeting.

6.	What shares can I vote?

Each share of our common stock issued and outstanding as of the close of business on April 18, 2023, the record date for our 2023 Annual Meeting (the “Record Date”), is entitled to vote on all items being considered at the Annual Meeting (other than the election of the Series B-1 Preferred Director and the Series B-2 Preferred Director). In addition, holders of record of our Series B-1 Preferred Stock and our Series B-2 Preferred Stock, as of the close of business on the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares you own through an account with a broker, bank, trustee, or other intermediary, sometimes referred to as owning in “street name.” On the Record Date, we had 78,666,309 shares of common stock and

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255,559 shares of Series B Preferred Stock issued and outstanding. Each holder of our Series B-1 Preferred Stock and our Series B-2 Preferred Stock is entitled to that number of votes calculated in accordance with the Certificates of Designations previously filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022. As of the close of business on the Record Date, the holders of all of our outstanding Series B preferred stock are entitled to 75,164,396 votes at the Annual Meeting. The holders of our capital stock were entitled to an aggregate of 153,830,705 votes as of the close of business on the Record Date.

7.	How many votes am I entitled to per share?

For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of common stock is entitled to one vote for each share of common stock held by such holder as of the Record Date. Each holder of our Series B-1 Preferred Stock and Series B-2 Preferred Stock is entitled to that number of votes calculated in accordance with the Certificates of Designations previously filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022. The holders of shares of Series B-1 Preferred Stock and shares of Series B-2 Preferred Stock have voting power measured in a manner related to the conversion ratio of the shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock and are entitled to vote as a single class with the holders of the common stock and the holders of any other class or series of equity interest of the Company then entitled to vote with the common stock on all matters submitted to a vote of the holders of common stock.

8.	Are any shares subject to voting restrictions?

To the extent the Series B-1 Preferred Stock held by Casdin and each Permitted Transferee (as defined in the B-1 Certificate of Designations) (the “Casdin Parties”) would, in the aggregate, represent voting rights with respect to more than 19.9% of the common stock (including the Series B-1 Preferred Stock on an as-converted basis) (the “B-1 Voting Threshold”), the Casdin Parties will not be permitted to exercise the voting rights with respect to any shares of Series B-1 Preferred Stock, as applicable, held by them in excess of the B-1 Voting Threshold and the Chief Financial Officer or General Counsel of the Company shall exercise the voting rights with respect to such shares of Series B-1 Preferred Stock in excess of the B-1 Voting Threshold in the same proportion as the outstanding common stock (excluding any and all common stock beneficially owned, directly or indirectly, by the Casdin Parties and Viking Parties (as defined below)) voted on the relevant matters.

To the extent the Series B-2 Preferred Stock held by Viking and each Permitted Transferee (as defined in the B-2 Certificate of Designations) (the “Viking Parties”) would, in the aggregate, represent voting rights with respect to more than 19.9% of the common stock (including the Series B-2 Preferred Stock on an as-converted basis) (the “B-2 Voting Threshold”), the Viking Parties will not be permitted to exercise the voting rights with respect to any shares of Series B-2 Preferred Stock, as applicable, held by them in excess of the B-2 Voting Threshold and the Chief Financial Officer or General Counsel of the Company shall exercise the voting rights with respect to such shares of Series B-2 Preferred Stock in excess of the B-2 Voting Threshold in the same proportion as the outstanding common stock (excluding any and all common stock beneficially owned, directly or indirectly, by the Casdin Parties and the Viking Parties) voted on the relevant matters.

9.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders beneficially own shares held in “street name” by a broker, bank, trustee, or other nominee rather than holding the shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by our mailing agent. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote at the Annual Meeting. You may vote online or by telephone as described below under the heading “How can I vote my shares without attending the Annual Meeting?” and on the Notice. If you requested a printed copy of the proxy materials, you may also vote by mail by following the instructions on your proxy card.
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•	Beneficial Owner. If your shares are held in a brokerage account or by another intermediary, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by your broker, bank, trustee, or other nominee. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote the Annual Meeting or you will not be attending the Annual Meeting, you may vote by following the instructions provided by your broker, bank, trustee, or other nominee.

10.	How can I contact the Company’s transfer agent?

Contact our transfer agent by writing Computershare Trust Company, N.A., 462 South 4th Street, Suite 1600, Louisville, KY 40202. You may also contact our transfer agent by calling (800) 662-7232 or (781) 575-2879 or via its Investor Center at https://www-us.computershare.com/Investor/Contact.

11.	How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via live webcast. You are entitled to attend and participate in the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

If you are not a stockholder of record but beneficially own shares held in street name, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 18, 2023, together with a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

If you do not comply with the procedures outlined above, you may not be admitted to the virtual Annual Meeting.

Please let us know if you plan to attend the meeting by indicating your plans when prompted if you vote online or by telephone, or by marking the appropriate box on your proxy card if you vote by mail.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LAB2023. You also will be able to vote your shares by attending the Annual Meeting online. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials. Stockholders who wish to submit a question to us prior to the Annual Meeting may do so at www.proxyvote.com before 8:59 p.m. Pacific Time on June 13, 2023. Stockholders will need the 16-digit control number to submit a question.

The online meeting will begin promptly at 8:30 a.m. Pacific Time on Thursday, June 14, 2023. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow sufficient time for the check-in procedures.

12.	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
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If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/LAB2023. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website

13.	Why are you holding a virtual meeting instead of a physical meeting?

This will be our first virtual meeting and we may continue to host our Annual Meetings virtually in the future. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting. Our virtual meeting format helps us engage with all stockholders, saves us and our stockholders’ time and money, and reduces our environmental impact.

14.	How can I vote my shares?

If you are a stockholder of record, you may:

•	vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/LAB2023, where stockholders may vote and submit questions during the meeting. The meeting starts at 8:30 a.m. Pacific Time on Thursday, June 14, 2023. Please have your 16-digit control number to join the Annual Meeting. Instructions on how to attend and participate via the internet are posted at www.proxyvote.com;
•	vote by telephone or through the internet—in order to do so, please follow the instructions shown on the Notice of Internet Availability of Proxy Materials or your proxy card; or
•	vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your signed and dated proxy card must be received prior to the Annual Meeting in order to be voted. Votes submitted by telephone or through the internet must be received by 8:59 p.m. Pacific Time on June 13, 2023. Submitting your proxy, whether by telephone, through the internet, or if you request or receive a paper proxy card, by mail, will not affect your right to vote should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.

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15.	Can stockholders ask questions during the Annual Meeting?

Yes. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/LAB2023, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are, among other things, irrelevant to the business of the Annual Meeting, irrelevant to our business, related to material non-public information of the company, derogatory or in bad taste, in furtherance of the stockholder’s personal or business interests, related to pending or threatened litigation; repetitious or already made by another stockholder, related to personal matters or grievances, or out of order or otherwise not suitable for the conduct of the Annual Meeting (as determined by the chairperson of our board of directors or our corporate secretary in their reasonable discretion). A webcast replay of the Annual Meeting, including the Q&A session, will be available for 90 days following the Annual Meeting at www.virtualshareholdermeeting.com/LAB2023.

16.	How can I vote my shares without attending the virtual Annual Meeting?

By telephone or via the Internet

If you are a stockholder of record, you may vote by following the telephone or Internet voting instructions on your Notice.

If you are a beneficial owner of shares, your broker, bank, trustee, or other nominee may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, trustee, or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

By mail, if you requested a printed copy of the proxy materials

If you are a stockholder of record, complete, sign and date the enclosed proxy card or voting instruction card and return it in the return envelope provided (which is postage prepaid if mailed in the United States). If the prepaid envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card as proxy holders—Michael Egholm and Hanjoon Alex Kim—will vote the shares represented by your proxy card as recommended by our Board.

If you are a beneficial owner of shares and you requested a printed copy of the proxy materials from your broker, bank, trustee, or other nominee, simply complete the proxy card and mail it according to the instructions provided by your broker, bank, trustee, or other nominee.

You may attend the Annual Meeting even if you have already voted by proxy.

17.	Can I change my vote or revoke my proxy?

You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080, Attn: Corporate Secretary, prior to your shares being voted, or (iii) attending the Annual Meeting and voting at the meeting. Attendance at the meeting will not

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cause your previously granted proxy to be revoked unless you specifically so request. For shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting at the meeting.

18.	Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available for examination on the Internet through the virtual web conference during the Annual Meeting and from our corporate secretary for ten (10) days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 2 Tower Place, Suite 2000, South San Francisco, California 94080.

19.	Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

20.	How many shares must be present or represented to conduct business at the Annual Meeting?

As of the Record Date, there were 78,666,309 shares of our common stock and 127,780 shares of Series B-1 Preferred Stock and 127,779 shares of Series B-2 Preferred Stock outstanding. Each holder of our common stock is entitled to one vote for each share of common stock held as of the Record Date, and each holder of our Series B-1 Preferred Stock is entitled to that number of votes calculated in accordance with the B-1 Certificate of Designations previously filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022 and each holder of our Series B-2 Preferred Stock is entitled to that number of votes calculated in accordance with the B-2 Certificate of Designations previously filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022. The presence at the Annual Meeting, or representation by proxy at the meeting, of the holders of a majority of the voting power of all of the shares of our capital stock outstanding on the Record Date will constitute a quorum. The holders of our capital stock were entitled to an aggregate of 153,830,705 votes as of the close of business on the Record Date. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. If there is no quorum, the chairperson of the meeting or the holders of a majority of the stock issued and outstanding present at the Annual Meeting may adjourn the meeting to another date.

21.	What is the voting requirement to approve each of the proposals?
Proposal	Vote Required	Discretionary Voting Allowed?
Election of Class I Directors	With respect to the Class I Directors, a plurality of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors	No

Advisory Vote on Approval of the Compensation of Our Named Executive Officers	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	No

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Advisory Vote on the Frequency of the Advisory Stockholder Vote on the Compensation of Our Named Executive Officers	The frequency receiving the highest number of votes from the holders of shares present or by proxy at the meeting and entitled to vote thereon will be considered the frequency preferred by the stockholders	No

Approval of the Amended and Restated 2011 Equity Incentive Plan	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	No

Ratification of the Appointment of PwC as Our Independent Registered Public Accounting Firm for the year ending December 31, 2023	Majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter	Yes

Election of Series B-1 Director and Series B-2 Director	A majority of the voting power of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock, voting separately	No

If you are a beneficial owner, your broker, bank, trustee, or other nominee is permitted to vote your shares on the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023, even if the record holder does not receive voting instructions from you. However, your broker, bank, trustee, or other nominee does not have discretionary authority to vote on the election of the Class I Directors without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on this matter. In addition, discretionary voting is not allowed with respect to (i) the advisory vote to approve the compensation of our named executive officers, (ii) the advisory vote on the frequency of the stockholder vote on the compensation of our named executive officers for the year ended December 31, 2022, or (iii) approval of our Amended and Restated 2011 Equity Incentive Plan. Accordingly, if you are a beneficial owner, it is particularly important that you provide your instructions for voting your shares on the election of the Class I Directors, the advisory vote on approval of the compensation of named executive officers, the advisory vote on frequency of advisory stockholder vote on the compensation of our named executive officers, and the approval of our Amended and Restated 2011 Equity Incentive Plan to your broker, bank, trustee, or other nominee.

Election of Class I Directors

The election of the Class I Directors requires a plurality of the voting power of the shares present or by proxy at the meeting and entitled to vote thereon to be approved. This means that the two Class I Director nominees receiving the highest number of affirmative “FOR” votes properly cast will be elected as Class I Directors. You may vote “FOR” all of the Class I Director nominees, “WITHHOLD” as to all Class I Director nominees, or “FOR” or “WITHOLD” with respect to any one or more of the Class I Director nominees. While a properly executed proxy card marked “WITHHOLD” will not be voted with respect to the election of the applicable Class I Director nominee(s), it will be counted for purposes of determining whether there is a quorum. Withheld votes and broker non-votes will not affect the outcome of the election of the Class I Directors.

Advisory Vote on Approval of the Compensation of Our Named Executive Officers for the Year Ended December 31, 2022

The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation awarded to our named executive officers for the year ended December 31, 2022. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal. Although the vote is non-binding, our Board and our Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote, consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

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Advisory Vote on the Frequency of the Advisory Stockholder Vote on the Compensation of Our Named Executive Officers

The choice of frequency that receives the highest number of votes from the holders of shares present or represented by proxy at the meeting and entitled to vote thereon will be considered the frequency preferred by the stockholders. You may vote for “ONE YEAR,” for “TWO YEARS,” for “THREE YEARS,” or “ABSTAIN.” Abstentions and broker non-votes will not affect on the outcome of this proposal. However, because this proposal is an advisory vote, the result will not be binding on our Board or our Company. Our Board and our Compensation Committee will consider the outcome of the vote when determining how often we should submit to stockholders an advisory vote to approve the compensation of our named executive officers.

Approval of the Amended and Restated 2011 Equity Incentive Plan

The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote thereon is required to approve our Amended and Restated 2011 Equity Incentive Plan. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Ratification of Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm

The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the proposal is required to ratify the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal. Notwithstanding the appointment of PwC and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders.

Election of Series B-1 Director and Series B-2 Director

The election of each of the Series B-1 Director and the Series B-2 Director requires a majority of the voting power of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock, respectively. The Series B-1 Director nominee, Eli Casdin, is expected to be re-elected by the holders of the Series B-1 Preferred Stock at the Annual Meeting, and Martin D. Madaus, the Series B-2 Director nominee, is expected to be re-elected by the holders of the Series B-2 Preferred Stock at the Annual Meeting. Holders of the Company’s common stock do not vote on these director nominees.

22.	Interest of Executive Officers and Directors

Our executive officers and directors have an interest in the approval of the Amended and Restated 2011 Equity Incentive Plan by our stockholders because they would be eligible to receive awards under such plan. None of our executive officers or directors has any substantial interest in any other matter to be acted upon, other than our directors, with respect to the election to office of the directors so nominated.

23.	What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Michael Egholm and Hanjoon Alex Kim, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason a Class I Director nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our Board.

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24.	Who will count the votes?

A representative of our mailing agent, Broadridge Financial Solutions, Inc. (“Broadridge”), will tabulate the votes and act as inspector of elections.

25.	Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made at the Annual Meeting, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, trustees, and other nominees for the cost of forwarding proxy materials to beneficial owners. We have hired Okapi Partners LLC (“Okapi Partners”) to help us solicit proxies. We expect to pay Okapi Partners a base fee of $20,000 plus reimbursement of reasonable out-of-pocket expenses. Proxy solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet, or personal solicitation by Okapi Partners.

26.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K (a “Form 8-K”) filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Form 8-K to publish the final results.

27.	What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Notice unless one or more of these stockholders notifies us that they wish to receive individual copies. Stockholders who participate in householding will continue to be able to request and receive separate proxy cards. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding but you and other stockholders of record with whom you share an address received multiple copies of the Notice, or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of the Notice for your household, please contact our mailing agent, Broadridge, either by calling (800) 579-1639, via the Internet at http://www.proxyvote.com, or via email at sendmaterial@proxyvote.com.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Broadridge as indicated above.

Upon request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.

Beneficial owners can request information about householding from their broker, banks, trustee, or other nominee.

28.	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
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Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our next annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices not later than December 31, 2023; provided, however, that in the event that we hold our 2024 annual meeting of stockholders more than 30 days before or 60 days after the one-year anniversary date of the 2023 Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Standard BioTools Inc.
Attn: Corporate Secretary
2 Tower Place, Suite 2000
South San Francisco, California 94080

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the Company’s proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our Board, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our corporate secretary, which notice must contain the information specified in our bylaws. To be timely for our 2024 annual meeting of stockholders, our corporate secretary must receive the written notice at our principal executive offices:

•	not earlier than February 14, 2024, and
•	not later than March 15, 2024.

In the event that we hold our 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2023 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2024 annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to the 2024 annual meeting, or
•	the 10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present such proposal at such meeting, we are not required to present the proposal for a vote at the meeting.

Nomination of Director Candidates

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our corporate secretary in accordance with our bylaws, which, in general, require that the notice be received by our corporate secretary within the time described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

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In addition, it is the policy of our Nominating and Corporate Governance Committee to consider recommendations for candidates to the Board from stockholders holding not less than one percent (1%) of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation or nomination. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our corporate secretary at our address set forth above. For additional information regarding stockholder recommendations for director candidates, please see the section entitled “Corporate Governance and Board of Directors — Process for Recommending Candidates to the Board of Directors.”

Availability of Bylaws

Our bylaws are available on our website at https://investors.StandardBio.com/corporate-governance/governance-overview. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Corporate Governance Principles

Our Board has adopted a set of principles that establish the corporate governance policies pursuant to which the Board intends to conduct its oversight of our business in accordance with its fiduciary responsibilities. Among other things, these corporate governance principles address the establishment and operation of Board committees, the role of our chairman, and matters relating to director independence and performance assessments. Our corporate governance principles can be found on our website at https://investors.StandardBio.com by clicking on Governance — Governance Overview.

Role and Composition of the Board

As identified in our corporate governance principles, the role of our Board is to oversee the performance of our CEO and other senior management. Our Board is responsible for hiring, overseeing, and evaluating management, while management is responsible for running our day-to-day operations.

Our Board currently has eight members and is divided into three staggered classes of directors, except the Series B-1 Preferred Director and Series B-2 Preferred Director who are not in a class. The Board is nominating two nominees for election as Class I Directors. Pursuant to the terms of the Certificates of Designations of our Series B-1 Preferred Stock and Series B-2 Preferred Stock, the holders of a majority of the Series B-1 Preferred Stock, voting as a separate class, are entitled to nominate and elect one member to the Board at this Annual Meeting for so long as Casdin and its Permitted Transferees (as defined in the B-1 Certificate of Designations) continue to beneficially own shares of Series B-1 Preferred Stock that represent at least 7.5% of the outstanding shares of common stock, on an as converted basis, and the holders of a majority of the Series B-2 Preferred Stock, voting as a separate class, are entitled to nominate and elect one member to the Board at this Annual Meeting for so long as Viking and its Permitted Transferees (as defined in the B-2 Certificate of Designations) continue to beneficially own shares of Series B-2 Preferred Stock that represent at least 7.5% of the outstanding shares of common stock, on an as converted basis. Mr. Casdin is expected to be re-elected by the holders of a majority of the Series B-1 Preferred Stock as the Series B-1 Director and Dr. Madaus is expected to be re-elected by the holders of a majority of the Series B-2 Preferred Stock as the Series B-2 Director.

The following table sets forth the names, ages as of April 18, 2023, and certain other information for each of our current directors:

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Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Michael Egholm, Ph.D.	I	60	President, CEO, and Director	2022	2023	2026
Fenel M. Eloi(2)	I	65	Director	2023	2023	2026
Gerhard F. Burbach(1)(3)	II	61	Director	2013	2024(4)	—
Carlos V. Paya, M.D., Ph.D.(1)(3)	II	64	Chairman	2017	2024	—
Laura M. Clague(2)	III	64	Director	2018	2025	—
Frank R. Witney, Ph.D.(2)	III	69	Director	2022	2025	—
Eli Casdin	NA	50	Director	2022	2023	2024
Martin D. Madaus, Ph.D.(1)(2)	NA	63	Director	2022	2023	2024

(1)	Member of our Compensation Committee
(2)	Member of our Audit Committee
(3)	Member of our Nominating and Corporate Governance Committee
(4)	Mr. Burbach intends to retire from the Board immediately following the 2023 Annual Meeting.

Except with respect to directors solely elected by the Series B Preferred Stock, at each annual meeting of stockholders, a class of directors is elected for a term of three years to succeed the class of directors whose terms are then expiring. The terms of the Class I, Class II and Class III Directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2024 for the Class II Directors, 2025 for the Class III Directors, and 2026 for the Class I Directors.

2022 Board Meetings

During 2022, our Board held nineteen (19) meetings (including regularly scheduled and special meetings). All of our directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served during the past fiscal year, in each case during the period that he or she served as a director.

Director Attendance at Annual Meeting of Stockholders

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage all directors to attend. Four of the then-eight members of our Board attended our 2022 annual meeting of stockholders.

Board Leadership Structure

Our corporate governance principles provide that the Board will fill the chairman and CEO positions based upon the Board’s view of what is in our best interests at any point in time. Although our current chairman is a non-employee director, the Board has not adopted any policy requiring separation of the chairman and CEO positions or requiring allocation of the Chairman position to a non-employee director. Dr. Carlos Paya, an independent director with substantial board and public board chairman experience, as well as extensive executive leadership experience, currently serves as our chairman. In addition to Standard BioTools, Dr. Paya currently serves as chairman of the board of Vaxcyte, Inc. (Nasdaq: PCVX), a vaccine company, and Highlight Therapeutics S.L., a privately held immuno-oncology company. Dr. Paya also serves as a venture partner at Abingworth/The Carlyle Group (Nasdaq: CG) and as the acting Head of R&D at Launch Therapeutics. Our Board believes that Dr. Paya’s qualifications to serve as chairman include his experience as a trained immunologist, infectious disease expert and physician, combined with his operating experience as an executive and chief executive officer in the life sciences industry.

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Separating the positions of the chairman and CEO allows our CEO to focus on our day-to-day business, while allowing our chairman to lead our Board in its fundamental role providing independent advice to and oversight of management. The Board believes that having an independent director serve as chairman is the appropriate leadership structure for Standard BioTools at this time and demonstrates our commitment to good corporate governance.

Director Independence

As a company listed on the Nasdaq Global Select Market (“Nasdaq”), we are required by the Nasdaq listing requirements to maintain a board of directors comprising a majority of “independent directors,” as determined affirmatively by our Board. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of our Audit, Compensation, and Nominating and Corporate Governance Committees be independent. In April 2023, our Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that more than majority of our current directors are “independent directors” as defined under applicable Nasdaq rules, including Gerhard F. Burbach, Eli Casdin, Laura M. Clague, Fenel M. Eloi, Martin D. Madaus, Carlos V. Paya, and Frank Witney. Michael Egholm is the only current director who is not considered an independent director because of his positions as our President and Chief Executive Officer. Our Board was composed of a majority of independent directors at all times during 2022 and continues to be so comprised. There are no family relationships among any of our directors and officers nor were there any such relationships during 2022.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our Board has a policy of conducting executive sessions of independent directors during each regularly scheduled board meeting and at such other times as requested by an independent director. These executive sessions are chaired by our independent chairman. Dr. Egholm does not participate in such sessions.

Board’s Role in Risk Oversight

While our management team is responsible for the day-to-day management of the risks Standard BioTools faces, our Board has the responsibility to oversee management’s processes for identifying, monitoring, and addressing enterprise risks, evaluate and discuss with management its assessments of matters relating to enterprise risks, and oversee and monitor management’s plans to address such risks. The Board takes an enterprise-wide approach to risk management designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance, and to enhance stockholder value. In order to understand the most significant risks faced by the Company and the steps being taken to manage those risks, Standard BioTools conducts quarterly enterprise risk management assessments, facilitated by the Company’s executive leadership team in collaboration with the internal audit function, which are presented by management at each quarterly Board meeting. The Board’s review of our business is an integral aspect of its assessment of management’s tolerance for risk and its determination as to the appropriate level of risk for our Company.

Although the Board has determined that enterprise risk management should be the responsibility of the Board as a whole, it has delegated responsibility to oversee specific areas of risk management to its committees. Our Audit Committee focuses on financial risks, including risks related to the Company’s investment policy and practices, as well as overseeing and reviewing the Company’s cybersecurity, data privacy, and other information technology risks, controls and procedures, including the Company’s plans to mitigate cybersecurity risks and respond to data breaches. The Audit Committee also monitors the Company’s compliance with laws, regulations, and related Company policies, including our whistleblower policy, anticorruption compliance policy, related person transactions policy, and Code of Ethics and Conduct. Our Nominating and Corporate Governance Committee additionally assists the Board in fulfilling its oversight responsibilities with respect to the management of risk associated with corporate governance and board organization, membership, and structure. Our Compensation Committee considers risks related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements. Additional information about the Compensation Committee’s role in risk oversight can be found in our Compensation Discussion and Analysis under “Risk Management Considerations.”

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At periodic meetings of the Board and its committees and in other meetings and discussions, management reports to, and seeks guidance from, the Board and its committees with respect to the most significant risks that could affect our business, such as legal, financial, tax, audit, and cybersecurity-related risks. In addition, among other matters, management provides periodic reports on our compliance programs and efforts to our Audit Committee and reports with respect to governance to the Nominating and Corporate Governance Committee.

Board Committees

Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee operates under a written charter approved by our Board that satisfies the applicable standards of the SEC and Nasdaq. The committee charters are available on our website at https://investors.StandardBio.com by clicking on Governance — Governance Overview.

The table below shows the members and chairs of each committee and the number of meetings held in 2022.

	Audit (1)		Compensation		Nominating and Corporate Governance
Gerhard F. Burbach(2)			C		X
Laura M. Clague	C	(3)
Bill W. Colston(4)			X	(4)
Carlos V. Paya, M.D., Ph.D.			X	(5)	C
Martin D. Madaus, Ph.D.(6)	X	(6)	X	(6)
Frank Witney, Ph.D.	X	(7)
Meetings in 2022	5		11		5

C = Chair

(1)	Mr. Eloi was appointed to the Audit Committee in March 2023 and is a Board-designated “audit committee financial expert” under SEC rules.
(2)	Mr. Burbach is planning to retire from our Board, including as chairperson of the Compensation Committee and a member of Nominating and Corporate Governance Committee, immediately following the 2023 Annual Meeting.
(3)	Board-designated “audit committee financial expert” under SEC rules.
(4)	Mr. Colston resigned from the Board and from the Compensation Committee in March 2023.
(5)	Dr. Paya was appointed to the Compensation Committee in March 2023.
(6)	Dr. Madaus was appointed to the Audit Committee and the Compensation Committee in April 2022.
(7)	Dr. Witney was appointed to the Audit Committee in July 2022.

Audit Committee. Our Audit Committee is currently chaired by Ms. Clague. The current committee members are Ms. Clague, Mr. Eloi, Dr. Madaus and Dr. Witney. Our Board has determined that each member of the Audit Committee is independent and financially literate under the current rules and regulations of the SEC and Nasdaq and that each of Ms. Clague and Mr. Eloi qualifies as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC.

The Audit Committee oversees our corporate accounting and financial reporting process and the financial and cybersecurity aspects of our enterprise risk management process, and assists our Board in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is authorized to, among other things:

•	oversee the work of our independent registered public accounting firm;
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•	approve the hiring, discharge, and compensation of our independent registered public accounting firm;
•	approve engagements of our independent registered public accounting firm to render any audit or permissible non-audit services;
•	evaluate the qualifications, independence, and performance of our independent registered public accounting firm;
•	discuss and, as appropriate, review with management and our independent registered public accounting firm our annual and quarterly financial statements and our major critical accounting policies and practices;
•	review management’s assessment of our internal controls; and
•	review the adequacy and effectiveness of our internal control policies and procedures.

Compensation Committee. Our Compensation Committee is currently chaired by Mr. Burbach. The current members of the committee are Mr. Burbach, Dr. Madaus and Dr. Paya. Each member of the Compensation Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq. Furthermore, if required to ensure compliance with Rule 16b-3 under the Exchange Act, a subcommittee of the Compensation Committee or the Board considers and approves the grant of equity awards to our executive officers.

The Compensation Committee oversees our corporate compensation programs and is authorized to, among other things:

•	review and approve, or make recommendations to the Board to approve, the compensation and benefits of our CEO and other executive officers;
•	review and approve, or make recommendations to the Board to approve, our corporate goals and objectives relevant to the compensation of our CEO;
•	provide oversight of the Company’s overall compensation plans and benefits program; and
•	administer our equity incentive plans.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is currently chaired by Dr. Paya. The current members of the committee are Dr. Paya and Mr. Burbach. Our Board has determined that each member of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the SEC and Nasdaq.

Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors and oversees our corporate governance matters. Among other things, the Nominating and Corporate Governance Committee is authorized to:

•	evaluate and make recommendations regarding the composition, organization, and governance of the Board and its committees;
•	evaluate the performance of members of the Board and make recommendations regarding committee and chair assignments;
•	recommend desired qualifications for Board membership and conduct searches for potential members of the Board;
•	oversee the orientation process for new directors and continuing director education;
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•	review and recommend Board compensation programs for outside directors;
•	review and make recommendations concerning management succession planning; and
•	develop and make recommendations with regard to our corporate governance guidelines.

The Nominating and Corporate Governance Committee also reviews our initiatives with respect to sustainability and corporate responsibility, including environmental and social matters.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee during our last fiscal year (which included Nicolas M. Barthelemy, Gerhard F. Burbach, Bill W. Colston and Martin D. Madaus) was an officer or employee of our Company. During our last fiscal year, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Considerations in Identifying and Evaluating Director Nominees

Our Nominating and Corporate Governance Committee has established policies and procedures relating to the consideration of any individual recommended as a prospective director nominee from stockholders. Please see the section entitled “Process for Recommending Candidates to the Board of Directors” below for details. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the Committee from other sources.

The Nominating and Corporate Governance Committee is responsible for determining the criteria for membership to our Board and recommending candidates for election to the Board. In its evaluation of director candidates, including the members of the Board eligible for reelection, our Nominating and Corporate Governance Committee considers the following:

•	the current size and composition of our Board and the needs of the Board and its respective committees;
•	factors such as character, integrity, judgment, diversity of background (including gender, race, and ethnicity) and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like; and
•	other factors that our Nominating and Corporate Governance Committee may consider appropriate.

Any nominee for a position on the Board must satisfy the following minimum qualifications:

•	the highest personal and professional ethics and integrity;
•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•	skills that are complementary to those of the existing Board;
•	the ability to assist and support management and make significant contributions to the Company’s success; and
•	an understanding of the fiduciary responsibilities required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.
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If our Nominating and Corporate Governance Committee determines that an additional or replacement director is required, the Nominating and Corporate Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Committee, Board, or management. We have from time to time retained a third-party search firm to assist with the identification and evaluation of qualified candidates to serve on the Board.

In addition, as discussed above, the holders of the Series B-1 Preferred Stock, voting as a separate class, are entitled to appoint the Series B-1 Preferred Director to the Board for so long as Casdin and its Permitted Transferees (as defined in the B-1 Certificate of Designations) continue to beneficially own shares of Series B-1 Preferred Stock that represent at least 7.5% of the outstanding shares of common stock, on an as converted basis and the holders of the Series B-2 Preferred Stock, voting as a separate class, are entitled to appoint the Series B-2 Preferred Director to the Board for so long as Viking and its Permitted Transferees (as defined in the B-2 Certificate of Designations) continue to beneficially own shares of Series B-2 Preferred Stock that represent at least 7.5% of the outstanding shares of common stock, on an as converted basis.

Board Diversity

Our director nominating policies include specific references to factors relating to diversity, such as diversity of gender, race and national origin, education, professional experience, and differences in viewpoints and skills. Our Nominating and Corporate Governance Committee believes that it is essential that the Board members represent diverse viewpoints and considers these factors in its deliberations over Board expansion and potential candidates.

Board Diversity Matrix (as of April 18, 2023)

Board Size
Total Number of Directors	8
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Number of directors based on gender identity	7	1	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	5	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Disabled	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Process for Recommending Candidates to the Board of Directors

It is the policy of our Nominating and Corporate Governance Committee to consider recommendations for candidates to the Board from stockholders holding not less than one percent (1%) of the outstanding shares of our common stock continuously for at least twelve months prior to the date of submission of the recommendation or nomination. Stockholder recommendations for candidates to the Board must be directed in writing to Standard

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BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and Standard BioTools, and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, integrity, judgment, diversity of background and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like, and personal references. For details regarding the process to nominate a director directly for election to the Board at an annual meeting of the stockholders, please see item 28 of the General Information section titled “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? — Nomination of Director Candidates.”

Code of Ethics and Conduct

We are committed to the highest standards of integrity and ethics in the way we conduct our business. We have adopted a code of ethics and conduct that applies to the members of our Board, our officers and employees (including our CEO, Chief Operating Officer, Chief Financial Officer, and Principal Accounting Officer), as well as our agents, contractors, and consultants. Our code of ethics and conduct establishes our policies and expectations with respect to a wide range of business conduct, including preparation and maintenance of financial and accounting information, compliance with laws, and conflicts of interest.

Under our code of ethics and conduct, each of our directors, officers, and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigation of complaints relating to accounting or audit matters. These procedures have been adopted and are administered by our Audit Committee.

Our code of ethics and conduct can be found on our website at https://investors.StandardBio.com by clicking on Governance — Governance Overview. When required by the rules of the SEC or Nasdaq, we will disclose any future amendment to, or waiver of, any provision of the code of ethics and conduct for our CEO, Principal Financial Officer, Principal Accounting Officer, or any member of our Board on our website at https://investors.StandardBio.com in the Governance Overview section, within four business days following the date of such amendment or waiver.

Board Tenure and Overboarding Policies

Our Board is committed to good Board governance. In addition to the above, our Board, led by the Nominating and Corporate Governance Committee, has adopted a number of other governance principles applicable to our Board, including a principle of limited tenure for directors. Our Board believes that directors should not have “unlimited tenure” and, in general, a Board tenure of nine to ten years is encouraged for directors. Prior to each annual meeting of stockholders, including the 2023 Annual Meeting, the Nominating and Corporate Governance Committee considers whether each director eligible for reelection should stand for reelection based on tenure, among other factors.

Our Board has also adopted principles relating to “overboarding.” Prior to accepting a position to serve on any board of directors or other governing body of a for-profit corporation, for-profit organization, or other for-profit entity, our directors must notify relevant individuals, including the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee. Unless an exception is specifically approved, directors may not accept additional board commitments that would cause them to be considered “overboarded” by the standards of Institutional Shareowner Services or Glass Lewis, and in no event should our non-employee directors sit on more than four (4) public-company boards.

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Stockholder Engagement

We believe that understanding the perspective of our stockholders is a key component of good corporate governance and we are committed to an active and robust stockholder engagement program. The goals of our stockholder engagement program are to:

•	provide transparency and visibility into our strategy, our financial and operational performance, and our governance practices;
•	determine which issues are important to our stockholders and share our views on those issues; and
•	discuss and seek feedback on our business, executive compensation, and corporate governance policies and practices.

We engage with stockholders year-round, involving our investor relations team, senior management, and our chairman or Board committee chairs as appropriate and/or requested. This includes participating in investor conferences, industry and formal events, in person one-on-one meetings, and conference calls throughout the year.

During 2022, we solicited engagement with stockholders representing over 50 percent of our outstanding shares to request their feedback on our business strategy, company history, financial performance, governance, additions to the Board, and executive compensation programs. Members of our investor relations team and executive management have reached out to our largest active stockholders and spoken with members of our Board joining certain discussions.

This dialogue has informed our Board’s meeting agendas, and led to governance enhancements that help us address the issues that matter most to our stockholders. In response to investor feedback, the Board made significant changes to management and other Company practices in 2022.

Communications with the Board

We have a practice of regularly engaging with our stockholders to seek their feedback, as further described in the section titled “Stockholder Engagement” above. Stockholders who wish to communicate with our Board or with an individual member of our Board are welcome to do so either (i) in writing, addressed to: Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080, Attn: Corporate Secretary, or (ii) by going online to https://investors.StandardBio.com and clicking on Governance — Contact the Board. Communications are distributed to our Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.

Corporate Responsibility and Sustainability

Our mission is to improve life through comprehensive health insight. Our cutting-edge biotechnology tools empower researchers to deepen human understanding of health and disease and accelerate the development of therapies to increase the quality of all life. Consistent with this mission, we strive to conduct our business in a manner that demonstrates our respect for the environment in which we live and operate and our concern for the health and safety of the personnel throughout our organization and supply chain.

In 2019, at the recommendation of our Nominating and Corporate Governance Committee, our Board adopted:

•	an enterprise-level environment, health, and safety policy;
•	a statement of commitment to doing business responsibly by aligning our strategies and global operations with the United Nations Global Compact principles on human rights, labor laws, environmental protection, and corruption in business;
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•	a supply chain transparency and anti-slavery statement; and
•	a business partner code of conduct formally defining our expectations for our distributors, suppliers, vendors, contractors, agents, and all other third parties who provide products or services to us.

These policies and statements can be found on our website at https://investors.StandardBio.com/social-responsibility.

In April 2023, we published an update to our Environmental, Social, and Governance (“ESG”) Report, which was prepared to highlight information regarding our ESG programs. The development of our environmental, health, safety, and social responsibility programs is ongoing. We expect to provide updates and additional information on our website as we move forward.

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COMPENSATION OF NON-EMPLOYEE DIRECTORS

Compensation Policy

Non-employee directors receive an annual retainer for service on our Board and an annual retainer for service on committees of the Board as set forth below:

Annual cash retainer for each non-employee director	$45,000
Annual cash retainer for each Audit Committee member	$10,000
Annual cash retainer for each Compensation Committee member	$7,000
Annual cash retainer for each Nominating and Corporate Governance Committee member	$5,000
Additional cash retainer for chairmanship of the Board	$50,000
Additional cash retainer for chairing the Audit Committee	$10,000
Additional cash retainer for chairing the Compensation Committee	$8,000
Additional cash retainer for chairing the Nominating and Corporate Governance Committee	$5,000

We also maintain an outside director equity compensation policy (the “Compensation Policy”), which formalizes the granting of equity compensation to non-employee directors under our 2011 Equity Incentive Plan (the “2011 Plan”). As amended in August 2022, the Compensation Policy provides for grants of equity awards as set forth below:

		Grant Date Value:
Type of Award	Description	Restricted Stock Units (RSUs)	Stock Options
Initial Awards	Granted to new non-employee directors upon initial election / appointment	$148,500	—
Annual Awards	Granted to continuing non-employee directors on the date of each annual meeting of the Company’s stockholders following election / appointment	$57,500	$57,500

Non-employee directors are eligible to receive all types of awards under the 2011 Plan except for incentive stock options, and may receive discretionary awards not covered by the Compensation Policy.

The exercise price of all stock options granted pursuant to the Compensation Policy will be 100% of the fair market value of our common stock on the date of grant and the term of all stock options will be ten years.

All awards granted to non-employee directors under the 2011 Plan are subject to vesting, conditioned upon the recipient’s continued service on the Board through the applicable vesting date, as set forth below.

•	Initial restricted stock unit (“RSU”) awards vest in equal annual installments over four years.
•	Annual option awards vest and become exercisable in 12 equal monthly installments.
•	Annual RSU awards vest in full on the earlier to occur of (i) the first anniversary of the grant date and (ii) one day prior to the date of the Company’s next annual meeting of stockholders.

Non-employee directors are permitted to defer the settlement of their vested RSU awards—including RSUs elected in lieu of cash retainers—until the earlier to occur of (i) a qualifying change in control and (ii) termination of service as a Board member.

The administrator of the 2011 Plan, in its discretion, may change or otherwise revise the terms of awards granted under the Compensation Policy.

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In the event of a “change of control” as defined in the 2011 Plan, all unvested equity awards then held by non-employee directors will vest fully and become exercisable as to all shares thereunder regardless of performance goals, vesting criteria, or other conditions.

RSUs in Lieu of Cash and RSU Deferral

Non-employee directors have the option to elect to receive an RSU award in lieu of 100% of their annual cash retainers payable for services to be rendered as a non-employee director, chairperson of the Board, or chair or member of any Board committee. RSUs elected in lieu of payments in cash vest quarterly but settlement of such RSUs can be deferred as described below.

Each non-employee director may elect to defer settlement of his or her RSU grants until the earlier of the termination of his or her service on our Board or a qualifying change in control.

Non-Employee Director Stock Ownership Guidelines

We maintain stock ownership guidelines for our non-employee directors, as well as our CEO and other executive officers, to further align their interests with the interests of our stockholders, which we review and revise periodically.

Pursuant to the guidelines, which were most recently updated by our Board in January 2023, each non-employee director is expected to accumulate and hold a number of shares of our common stock equal to four times his or her Board cash retainer, and to maintain this minimum amount of stock ownership during the director’s tenure on the Board. For purposes of determining stock ownership pursuant to the guidelines, we include shares owned outright and vested in-the-money stock options, but do not include value or shares attributable to unvested time vesting restricted stock, unvested and/or out-of-the money stock options and/or unearned performance shares. Our non-employee directors are expected to achieve the applicable level of ownership by the end of the fiscal year that follows the five-year anniversary of the date of the guidelines or the date a newly appointed non-employee director joins the Board.

Non-employee directors are not required to purchase shares on the open market in order to comply with the guidelines. In the event a non-employee director falls out of compliance with the guidelines at any time, he or she will be required to maintain 50% of the shares (net of tax and exercise costs) acquired through the vesting or exercise of awards until the guidelines are again satisfied.

2022 Director Compensation

The following table sets forth information concerning compensation paid or accrued for services rendered to us by members of our Board for the year ended December 31, 2022. The table excludes Messrs. Linthwaite and Egholm, who were each a named executive officer during 2022, and did not receive any compensation from us in their role as a director in 2022.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Nicolas M. Barthelemy(2)	16,250	—	—	16,250
Gerhard F. Burbach	68,000	57,500	57,500	183,000
Eli Casdin(3)	32,500	120,750	120,750	274,000
Laura M. Clague	62,500	57,500	57,500	177,500
Bill W. Colston	49,500	57,500	57,500	164,500
Martin D. Madaus, Ph.D.(3)	45,250	120,750	120,750	286,750
Carlos V. Paya, M.D., Ph.D.	105,000	57,500	57,500	220,000
Ana K. Stankovic(2)	13,750	—	—	13,750
Frank Witney, Ph.D.(3)	37,500	120,750	120,750	279,000

(1)	Amounts represent the aggregate grant date fair value of the option award and RSU awards, as applicable, calculated in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation, as amended, without regard to estimated forfeitures. See Note 13 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options and RSU awards.
(2)	On April 4, 2022, Ms. Stankovic and Mr. Barthelemy stepped down from the Board.
(3)	On April 4, 2022, Mr. Casdin, Dr. Madaus and Dr. Witney joined the Board.

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Director Equity Awards

The aggregate numbers of shares underlying stock options and RSUs outstanding at December 31, 2022 for each non-employee director were as follows:

	Aggregate Number of Shares Underlying Stock Options Outstanding as of December 31, 2022	Aggregate Number of Shares Underlying RSUs Outstanding as of December 31, 2022
Gerhard F. Burbach	171,362	65,116
Eli Casdin	65,972	46,496
Laura M. Clague	100,762	78,415
Bill W. Colston	87,690	32,080
Martin D. Madaus, Ph.D.	65,972	46,496
Carlos V. Paya, M.D. Ph.D.	119,362	30,914
Frank Witney, Ph.D.	65,972	46,496

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PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

Board Structure

Our Board currently consists of eight directors, including two directors elected solely by the holders of Series B Preferred Stock. Six of the directors are distributed among three staggered classes (Classes I, II and III), of two directors each. At each annual meeting of stockholders, a class of directors is elected for a term of three years to succeed the class of directors whose terms are then expiring. The terms of the Class I, II and III Directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held this year for the Class I Directors, in 2024 for the Class II Directors, and in 2025 for the Class III Directors, or upon their earlier death, resignation or removal. One of our directors is elected to a one year term by the vote of the holders of a majority of the voting power of our Series B-1 Preferred Stock and one of our directors is elected to a one year term by the vote of the holders of a majority of the voting power of our Series B-2 Preferred Stock. The directors elected by the holders of our Series B-1 Preferred Stock and Series B-2 Preferred Stock are not assigned to a class.

Nominees for Class I Directors (Term Expiring in 2026)

At the 2023 Annual Meeting, two Class I Directors will be elected to the Board by the holders of our stock (including the Series B Preferred Stock, voting as a single class). Our Nominating and Corporate Governance Committee recommended, and our Board nominated, Michael Egholm, Ph.D. and Fenel M. Eloi, each a current Class I Director, as nominees for re-election as Class I Directors at the 2023 Annual Meeting and each has consented to being named in this proxy statement.

Michael Egholm, Ph.D., age 60, has served as our Chief Executive Officer and President, and a member of our Board, since April 2022. Dr. Egholm has more than 25 years of proven leadership in developing and commercializing innovative technologies. Prior to joining the Company, he was chief executive officer of Standard BioTools, LLC from October 2021 until April 2022. Prior to that, Dr. Egholm served as the chief technology officer of Danaher Life Sciences from 2017 to September 2021, where he also founded and led Danaher’s corporate venture fund, and he served as president, biopharmaceuticals at Pall Corporation from 2014 to 2017, and chief technology officer from 2010 to 2014. Prior to that Dr. Egholm served as the chief technology officer of Roche’s 454 Life Sciences Corporation.  Dr. Egholm is an elected member of the Royal Danish Academy of Sciences and Letters and the named inventor of 40 U.S. patents. He has published more than 100 research papers, with several in renowned peer reviewed journals, including Science, Nature, and The New England Journal of Medicine. Dr. Egholm earned a Ph.D. and Master’s degree in Chemistry from the University of Copenhagen. We believe that Dr. Egholm’s extensive industry experience with life sciences companies qualifies him to serve on our Board.

Fenel M. Eloi, age 65, has served as a member of our Board and Audit Committee since March 2023. Mr. Eloi has served as Managing Partner of P&M Capital Partners, LLC since April 2018. From September 2006 until March 2018, Mr. Eloi served as Chief Operating Officer of Cell Signaling Technology and, prior to that, he served as Chief Financial Officer of Cell Signaling Technology. Mr. Eloi also served as Chief Operating Officer and Chief Financial Officer of Interleukin Genetics and Chief Financial Officer of Genome Therapeutics Corporation. Since February 2021, Mr. Eloi has served on the board of directors of 908 Devices, Inc. where he chairs the audit committee. Mr. Eloi currently serves on the board of directors and as chairperson of the audit committee of several privately held companies, including MitoTherapeutix, Inc. and Ultivue, Inc., and serves on the board of directors of Vaxess Technologies, Inc. and VIC Technology Venture Development. Mr. Eloi earned a B.A. in Business from Lee University and an M.B.A. from Anna Maria College. We believe that Mr. Eloi’s extensive experience as a life sciences operating leader, as well as his extensive financial experience in the life sciences industry qualify him to serve on our Board.

Required Vote for the Class I Directors

The Class I Directors elected to the Board will be elected by a plurality of the voting power present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors. In other words, the two nominees receiving the highest number of “FOR” votes will be elected as the Class I Directors. Abstentions and broker non-votes will not affect the outcome of the election of the Class I Directors. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld (as indicated on the proxy card), for the election of Mr. Eloi and Dr. Egholm.

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Preferred Directors

For a discussion of the Preferred Directors, see “Proposal Number 6—Election of the Series B-1 Preferred Director and Series B-2 Preferred Director”

Recommendation

Our Board recommends a vote “FOR” the election to the Board of each of Fenel M. Eloi and Michael Egholm, Ph.D. as Class I Directors.

Class II Directors (Term Expiring in 2024)

Gerhard F. Burbach, age 61, has been a member of our Board since January 2013 and intends to retire from our Board immediately following our Annual Meeting. Mr. Burbach currently serves as chairman of the board of directors of Procyrion Inc., a private medical device company focused on the treatment of chronic heart failure, and as a member of the boards of directors of Vascular Dynamics, a private medical device company focused on the treatment of hypertension, BWX Technologies, Inc. (NYSE: BWXT), a company that manufactures and supplies nuclear components and fuel, and Artelon, a private medical technology company focused on orthopedic soft tissue restoration. Mr. Burbach served on the board of directors of Autonomic Technologies, Inc., a private medical device company focused on the treatment of severe headaches, from December 2015 to April 2019, including service as chairman of the board beginning April 2016 and as interim chief executive officer and president from December 2015 to April 2016. From January 2006 to September 2014, Mr. Burbach served as president, chief executive officer, and director of Thoratec Corporation (Nasdaq: THOR), a company that develops, manufactures, and markets proprietary medical devices used for circulatory support. In addition, from 2004 to February 2013, Mr. Burbach served as a member of the board of directors of Digirad Corporation (Nasdaq: DRAD), a company focused on diagnostic imaging products. From April 2005 to January 2006, Mr. Burbach served as president and chief executive officer of Digirad Corporation. From July 2003 to April 2005, he served as president and chief executive officer of Bacchus Vascular, Inc., a developer of catheter-based medical devices. From January 2001 to July 2003, he served as chief executive officer of Philips Nuclear Medicine, a division of Philips Electronics, and before its acquisition by Philips, he worked for four years for ADAC Laboratories, most recently as president. Mr. Burbach also spent six years with the management consulting firm of McKinsey & Company, Inc., where he was most recently a senior engagement manager in the firm’s healthcare practice. Mr. Burbach received a B.S. in Industrial Engineering from Stanford University in 1984 and an M.B.A. from Harvard Business School in 1990. We believe that Mr. Burbach’s experience as a chief executive officer and director of other public life sciences companies qualifies him to serve on our Board.

Carlos V. Paya, M.D., Ph.D., age 64, has been a member of our Board since March 2017 and has served as the chairman of our Board since May 2020. Dr. Paya currently serves as chairman of the board of Highlight Therapeutics S.L, a private, clinical-stage company dedicated to unlocking the full potential of immuno-oncology, and is member of and Chairman of the Board of Vaxcyte (Nasdaq: PCVX), a clinical stage public biotechnology company developing new breakthrough vaccines for infectious diseases. Dr. Paya has served as a venture partner at Abingworth/The Carlyle Group (Nasdaq: CG) since January 2020, and has served as the acting Head of R&D at Launch Therapeutics since April 2022. He has also served as Chair of the Scientific Advisory Board of Sutro Biopharma, Inc. (Nasdaq: STRO) since May 2021. From May 2011 to June 2019, Dr. Paya served as president, chief executive officer and director of Immune Design Corp. He previously served as president of Elan Corporation, a pharmaceutical corporation that was acquired by Perrigo Company, from November 2008 to April 2011. Before joining Elan Corporation, Dr. Paya was at Eli Lilly & Company, a pharmaceutical corporation, from September 2001 to November 2008 as vice president, Lilly Research Laboratories. From January 1991 to August 2001, Dr. Paya was professor of medicine, immunology, and pathology, and vice dean of the clinical investigation program at the Mayo Clinic in Rochester, Minnesota. He received his M.D. and Ph.D. degrees from the University of Madrid and underwent postdoctoral training at the Institute Pasteur, Paris, France. We believe that Dr. Paya’s experience in the life sciences industry gives him the qualifications and skills to serve on our Board.

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Class III Directors (Term Expiring in 2025)

Laura M. Clague, age 64, has been a member of our Board since October 2018. Ms. Clague previously served as the chief financial officer of Travere Therapeutics, Inc. from 2014 through August 2022 and, following her retirement as chief financial officer, served as a finance executive of Travere from August 2022 until March 2023. Ms. Clague also previously served as the chief financial officer of the San Diego and Ohio operations of Amylin Pharmaceuticals, Inc., a wholly owned subsidiary of Bristol-Myers Squibb. Prior to the acquisition by Bristol-Myers Squibb in 2012, Ms. Clague was the vice president, corporate controller and chief accounting officer of Amylin for 10 years, and during this time also served as the chief financial officer of the Amylin/Lilly Collaboration. From 1988 to 1999, Ms. Clague was the director of finance and accounting operations for Sony Electronics, Inc. From 1985 to 1988, Ms. Clague served as internal audit supervisor at Cubic Corporation. From 1982 to 1985, Ms. Clague held various audit positions at KPMG. Ms. Clague is a certified public accountant in the State of California, and has a B.S. in Business Administration from Menlo College. We believe that Ms. Clague’s extensive background in finance and accounting and her experience in the life sciences industry qualify her to serve on our Board.

Frank Witney, Ph.D., age 69, joined our Board in April 2022. Dr. Witney has served as an operating partner at Ampersand Capital Partners, a private equity firm, since September 2016. From July 2011 to March 2016, Dr. Witney served as president and chief executive officer of Affymetrix, Inc., a provider of life science products and molecular diagnostic products, until Affymetrix was acquired by Thermo Fisher Scientific Inc. From April 2009 to May 2011, Dr. Witney served as president and chief executive officer of Dionex Corporation, a provider of analytical instrumentation and related accessories and chemicals. From December 2008 to April 2009, Dr. Witney served as Affymetrix’s executive vice president and chief commercial officer. From July 2002 to December 2008, Dr. Witney served as president and chief executive officer of Panomics Inc. Dr. Witney currently serves on the boards of directors of PerkinElmer Inc. (NYSE:PKI), Telesis Bio (Nasdaq:TBIO), Cerus Corporation (Nasdaq:CERS), Emulate, Inc., Leinco Technologies, Inc., BioEcho Life Science, and JumpCode Genomics, Inc. He has previously served on the boards of Gyros Protein Technologies, RareCyte Inc., GeneOptx, Canopy Bioscience, and Nexcelom Inc. Dr. Witney earned a B.S. in microbiology from the University of Illinois as well as a M.S. in microbiology and a Ph.D. in molecular and cellular biology from Indiana University. We believe that Dr. Witney’s experience in the life sciences industry and his relevant public board experience qualify him to serve on our Board.

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PROPOSAL NUMBER 2
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 2022

At our 2017 annual meeting of stockholders, our Board recommended and our stockholders approved holding an advisory vote on the compensation of our named executive officers every year; we believe an annual vote allows for a meaningful evaluation period of performance against our compensation practices. Accordingly, as required by Section 14A of the Exchange Act, we are asking our stockholders to cast an advisory vote to approve the compensation of our named executive officers as described in this proxy statement. In connection with Proposal 2, we are also holding an advisory vote on the frequency of the stockholder vote on the compensation of our named executive officers again this year as required by the by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). See “Proposal Number 3 — Advisory Vote on the Frequency of an Advisory Vote on the Compensation of our Named Executive Officers.”

Compensation Program and Philosophy

The primary goals of our executive compensation program are to hire and retain talented and experienced executive officers who are motivated to achieve or exceed our short-term and long-term corporate goals. Our compensation philosophy is team-oriented and our success is dependent on what our management team can accomplish together. Therefore, we seek to provide our executive officers with comparable levels of base salary, bonuses, and annual equity awards that are based largely on overall company performance.

In determining the form and amount of compensation payable to our executive officers, we are guided by the following objectives and principles:

•	Team-oriented approach to establishing compensation levels;
•	Compensation should relate to Company performance;
•	Equity awards help executive officers think like stockholders; and
•	Total compensation opportunities should be competitive.

Our Board believes that our current executive compensation program has been effective at linking executive compensation to our performance and aligning the interests of our executive officers with those of our stockholders. We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis in a non-binding vote, the compensation of Standard BioTools Inc.’s named executive officers as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables, and narrative disclosures associated with the compensation table set forth in the proxy statement relating to Standard BioTools 2023 Annual Meeting of Stockholders.”

Our compensation program is described further below under “Executive Compensation” and in “Pay versus Performance.” Since our executives’ compensation is so heavily weighted in equity awards, there is close alignment between our executive officers realized pay and stockholder performance. Our Compensation Committee, with the input of an independent consultant, approved compensation it believes closely aligns their interest with our stockholders.

Required Vote

The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve, on an advisory basis, the

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compensation awarded to our named executive officers for the year ended December 31, 2022, as set forth in this proxy statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Although this say-on-pay vote is advisory and, therefore, will not be binding on us, our Compensation Committee and our Board value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns.

Recommendation

Our Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers for the year ended December 31, 2022, as set forth in this proxy statement.

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PROPOSAL NUMBER 3
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by the Dodd-Frank Act, we also are asking our stockholders to provide their input, on an advisory basis, with regard to the frequency of future stockholder advisory votes on the compensation of our named executive officers, such as Proposal Number 2 of this proxy statement. In particular, we are asking whether the advisory vote on the compensation of our named executive officers should occur once every year, every two years or every three years.

After considering this agenda item, our Board has determined that an annual advisory vote on the compensation of our named executive officers is the most appropriate alternative for Standard BioTools. The Board’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted, and approved on an annual basis. As part of the annual review process, the Board believes that stockholder sentiment should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation. By providing an advisory vote on the compensation of the Company’s named executive officers on an annual basis, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. We understand that our stockholders may have different views as to what is the best approach for Standard BioTools, and we look forward to hearing from our stockholders on this agenda item every year. Accordingly, our Board recommends that the advisory vote on the compensation of the Company’s named executive officers be held every year.

You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolution set forth below:

“RESOLVED, that the option of once every year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Standard BioTools Inc. is to hold an advisory vote by stockholders to approve the compensation of Standard BioTools Inc.’s named executive officers as set forth in the proxy statement relating to Standard BioTools Annual Meeting of Stockholders under the caption “Executive Compensation,” including the tabular disclosure regarding executive compensation, and the accompanying narrative disclosure.”

Required Vote

The alternative of every “ONE YEAR,” “TWO YEARS” or “THREE YEARS” that receives the highest number of votes from the holders of shares present or represented by proxy and entitled to vote thereon at the Annual Meeting will be considered the frequency preferred by stockholders. You may vote for “ONE YEAR,” for “TWO YEARS,” for “THREE YEARS” or “ABSTAIN.” Abstentions and broker non-votes will not affect the outcome of this proposal.

Even though your vote is advisory and, therefore, will not be binding on us, the Board and the Compensation Committee value the opinions of our stockholders and will consider our stockholders’ vote. Nonetheless, our Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on the compensation of the Company’s named executive officers more or less frequently than the option voted by our stockholders.

Recommendation

Our Board recommends a vote for the option of every “ONE YEAR” as the frequency with which stockholders vote. on an advisory basis, on the compensation of our named executive officers.

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PROPOSAL NUMBER 4
APPROVAL OF THE AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve amending our 2011 Equity Incentive Plan (the “2011 Plan”) to increase the number of shares reserved for issuance under the 2011 Plan by 4,700,000 shares (the “Amendment” and the 2011 Plan, as amended by the Amendment, the “Amended and Restated 2011 Equity Incentive Plan”). Other than the Amendment, no material changes will be made to our 2011 Plan except for some clarifying revisions. Our Board approved the Amendment in April 2023, subject to the approval of our stockholders at the Annual Meeting. A copy of the Amended and Restated 2011 Equity Incentive Plan is attached as Exhibit I to this Proxy Statement. If the Amendment is not approved by our stockholders, the 2011 Plan will continue by its terms, without the Amendment, and will terminate automatically in April 2029.

Background

Before the Amendment, the aggregate number of shares of our common stock reserved for issuance under the 2011 Plan during its entire term was 14,488,924, plus any shares forfeited under pre-existing equity incentive plans after the effectiveness of the 2011 Plan. As of March 31, 2023, 14,676,196 shares of our common stock were subject to outstanding awards granted under all of our equity plans and 4,695,294 shares of our common stock were available for issuance under all of our equity plans.

In determining and recommending the increase to the share reserve under the 2011 Plan, our Board carefully considered a number of factors, including anticipated future equity needs, historical equity compensation practices, dilutive impact, burn rate, and plan duration. The number of additional shares being requested for authorization under the Amended and Restated 2011 Equity Incentive Plan is 4,700,000 shares. If the Amended and Restated 2011 Equity Incentive Plan is approved by our stockholders, we will have, in the aggregate, 9,395,294 shares available for issuance under all of our equity plans, of which 1,146,283 are available for issuance to only newly hired employees pursuant to the 2022 Inducement Equity Incentive Plan ("2022 Inducement Plan"). The Amended and Restated 2011 Equity Incentive Plan would be in effect until June 14, 2033.

Historical Grant Practices. Our Board considered the historical numbers of stock options, RSUs, performance-based stock options, and performance-based RSUs that we have granted in the past three years. The share usage in 2022 was higher than historical practice due to the staking grants provided in connection with the investments made by the Casdin Parties and the Viking Parties into the Company. The annual share usage, or burn rate, under our equity compensation program for the last three years was as follows:

Annual Share Usage Average	2020	2021	2022	Three-Year
Stock options granted	117,202	92,412	7,809,969	2,673,194
Non-performance RSUs granted	3,787,648	3,294,511	6,769,474	4,617,211
Non-performance RSUs vested	1,139,053	2,225,372	2,462,553	1,942,326
Performance-based stock options granted	—	—	—	—
Performance-based RSUs granted	509,082	416,442	—	308,508
Performance-based RSUs vested	3,957	133,484	—	45,814
Total equity awards granted(1)	4,413,932	3,803,365	14,579,443	7,598,913
Basic weighted average shares of common stock outstanding as of December 31	72,043,755	75,785,857	78,304,653	75,378,088
Annual share usage	3,561,210	2,863,922	9,973,647	5,466,260

(1) Represents stock options, performance-based stock options, RSUs, and performance-based RSUs.

Forecasted Grant Practices. Based on our historical grant practices and including the anticipated grants of annual employee equity awards, new hire equity grants and performance-based long-term incentive awards described above, we currently forecast granting equity awards covering approximately 5,700,000 shares over the

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next 12-month period from the date of this proxy statement, which is equal to approximately 3.0% of the fully diluted number of shares of our common stock outstanding as of March 31, 2023. In light of this forecast, we believe, and our Board considered, that the requested increase to the 2011 Plan’s share reserve will provide a sufficient number of shares to allow us to grant equity awards for the purpose of our expected annual awards, new hires, focal awards, any special retention needs, and employee growth through any opportunistic acquisitions or hiring for approximately one year. However, circumstances could alter this projection, such as a change in business conditions, our stock price, competitive pressures for attracting and retaining employees, or our Company strategy.

Awards Outstanding Under Existing Grants and Dilutive Impact. As of March 31, 2023, we had outstanding equity awards under the 2011 Plan, the 2022 Inducement Plan, and prior plans covering approximately 14,676,196 shares, assuming performance awards are earned at maximum achievement. These outstanding equity awards (commonly referred to as the “overhang”), together with the 3,549,011 shares currently available for grant under the 2011 Equity Incentive Plan represented approximately 9.4% of the fully diluted number of shares of our common stock as of March 31, 2023. The dilutive impact of the additional 4,700,000 shares that would be available for issuance under the Amended and Restated 2011 Equity Incentive Plan would increase the overhang percentage by approximately 4.2 percentage points to approximately 13.7%, each based on our fully diluted number of shares of our common stock as of March 31, 2023 (in all cases without consideration of shares potentially issuable upon conversion of outstanding convertible indebtedness).

If our stockholders do not approve the Amendment, the 2011 Plan will continue on its current terms. In that case, the shares reserved for issuance under the 2011 Plan may be insufficient to achieve our future incentive, recruiting, and retention objectives. Consequently, without stockholder approval of the Amendment, we believe our ability to attract and retain the individuals necessary to drive our performance and increase long-term stockholder value will be impaired. We therefore believe that stockholder approval of the Amendment is important to our continued success.

Our executive officers and directors have an interest in the approval of the Amendment to the 2011 Plan by our stockholders because they would be eligible to receive awards under the Amended and Restated 2011 Equity Incentive Plan. Our Board and Compensation Committee have approved the Amendment subject to the approval of our stockholders at the Annual Meeting.

Reasons Why You Should Vote in Favor of the Approval of the Amended and Restated 2011 Equity Incentive Plan

Our Board recommends a vote for the approval of the Amended and Restated 2011 Equity Incentive Plan because it believes the plan is in the best interests of the Company and its stockholders.

•	Aligns director, employee and stockholder interests. We currently provide long-term incentives by compensating participants with equity awards. With your approval of the Amended and Restated 2011 Equity Incentive Plan, we will be able to continue to maintain this means of aligning the interests of key personnel with the interests of our stockholders.
•	Approval is necessary to continue an equity-based compensation program. If our stockholders do not approve the Amended and Restated 2011 Equity Incentive Plan, we may have to shift to a long term compensation program that is heavily paid in cash for both our employees and directors, which would less closely align with the interests of our shareholders and negatively impact our cash management. Based on the remaining capacity our 2011 Plan, we expect we may not have sufficient capacity to make future grants of equity awards.
•	Attracts and retains talent. The Amended and Restated 2011 Equity Incentive Plan will be a critical tool to the continued success of the Company by continuing to attract, retain and motivate key personnel and providing participants with incentives directly related to increases in the value of the Company.
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•	Includes best corporate governance features. As described below, the Amended and Restated 2011 Equity Incentive Plan has sound governance features and includes “best practices” provisions.

We believe that the benefits to our stockholders from equity award grants to our employees and directors outweigh the potential dilutive effect of grants under the Amended and Restated 2011 Equity Incentive Plan. The Company believes that paying a significant portion of annual variable compensation in the form of equity awards is an effective method of aligning the interests of senior employees with those of our stockholders, encouraging ownership in the Company, and retaining, attracting and rewarding talented employees. We also believe that having a vehicle to pay a portion of compensation for our non-employee directors in stock awards is appropriate and consistent with market practices.

Information on Equity Compensation Plans as of March 31, 2023

The Amended and Restated 2011 Equity Incentive Plan incorporates the current governance best practices, which further align our equity compensation program with the interest of our stockholders.

Governance Best Practices. The Amended and Restated 2011 Equity Incentive Plan incorporates the following corporate governance best practices that protect the interests of our stockholders:

1.	No “evergreen” provision. The number of shares of our common stock available for issuance under the Amended and Restated 2011 Equity Incentive Plan is fixed and will not adjust based upon the number of shares outstanding.
2.	Stock options are not discounted. The Amended and Restated 2011 Equity Incentive Plan prohibits granting stock options with exercise prices with grant prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.
3.	“Clawback” provision. Awards granted under the Amended and Restated 2011 Equity Incentive Plan are subject to recoupment under our current clawback policy and any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our common stock is listed or as otherwise required by law.
4.	Stock ownership guidelines. Our directors and covered officers are expected to achieve minimum stock ownership values, as described in this this proxy statement, within five years of eligibility or promotion.
5.	No tax gross-ups. No participant is entitled under the Amended and Restated 2011 Equity Incentive Plan to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the IRC that may be incurred in connection with awards under the plan.

The information included in this proxy statement and our 2022 Annual Report is updated by the following information regarding all existing equity compensation plans as of March 31, 2023:

Total stock options outstanding(1)	8,007,378
Weighted-average exercise price of stock options outstanding	$3.92
Weighted-average remaining duration of stock options outstanding (years)	8.9
Total full value awards outstanding(2)	6,668,818
Shares available for grant under the 2011 Equity Plan(3)	3,549,011
Shares available for grant under the 2022 Inducement Plan	1,146,283
Total shares of common stock outstanding	78,650,965

(1)	Includes time-based stock options outstanding. No stock appreciation rights were outstanding as of March 31, 2023.
(2)	The number of shares of outstanding performance-based RSUs assumes performance at the maximum level.
(3)	Assumes outstanding performance-based RSUs at the maximum level.

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Summary of the Amended and Restated 2011 Equity Incentive Plan

The Amendment to our 2011 Plan was approved by our Board in April 2023. The following general description of the material features of the Amended and Restated 2011 Equity Incentive Plan is qualified in its entirety by reference to the provisions of the Amended and Restated 2011 Equity Incentive Plan set forth in Exhibit I to this proxy statement.

Eligibility. The Amended and Restated 2011 Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, to our employees and the employees of our subsidiaries, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and the employees and consultants of our subsidiaries. As of March 31, 2023, we had six non-employee directors, approximately 35 consultants, and approximately 529 employees (including our employee director).

Shares Available for Grant and Shares Outstanding. If the Amendment is approved by our stockholders, the total number of shares of our common stock available for issuance under the Amended and Restated 2011 Equity Incentive Plan would equal to 8,249,011 shares (assuming the shares available for grant as of March 31, 2023 remain available upon the Annual Meeting). As of March 31, 2023, 14,676,196 shares of our common stock are subject to outstanding awards granted under all our equity plans. If our stockholders do not approve the Amendment, the total number of shares of our common stock available for issuance under the Amended and Restated 2011 Equity Incentive Plan will be 3,549,011 (assuming the shares available for grant as of March 31, 2023 remain available upon the Annual Meeting). As described in the paragraph below, outstanding awards under the Amended and Restated 2011 Equity Incentive Plan that expire or are forfeited return to the pool to be available for grant.

Generally, if an option award expires or becomes unexercisable without having been exercised in full, or if restricted stock, performance shares, or shares subject to restricted stock units or performance units are forfeited or repurchased by us due to failure to vest, the unpurchased, forfeited, or repurchased shares that were subject to such awards will become available for future grant or sale under the Amended and Restated 2011 Equity Incentive Plan (unless it has terminated). With respect to stock appreciation rights, the gross shares actually issued will cease to be available. Except with respect to options, shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale. If the exercise price or tax withholding obligation of an option is paid with shares, the number of shares available for issuance under the Amended and Restated 2011 Equity Incentive Plan will be reduced by the gross number of shares for which the option is exercised. To the extent an award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance. However, if our stockholders do not approve the Amendment, shares used to pay the exercise price of a stock option or to satisfy the tax withholding obligations for a stock option will also become available for future issuance under the 2011 Plan, and only the net shares subject to the stock appreciation right will cease to become available for future issuance under the 2011 Plan.

Administration. The Amended and Restated 2011 Equity Incentive Plan is administered by our Board or a committee appointed by our Board. Currently, our Compensation Committee administers. Different committees may administer the Amended and Restated 2011 Equity Incentive Plan with respect to different groups of service providers. To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.

Subject to the provisions of the Amended and Restated 2011 Equity Incentive Plan, the administrator generally has the power to make all determinations deemed necessary or advisable for administering the plan. The administrator has the power to determine the terms of awards, including the exercise price (if any), the number of

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shares subject to each such award, the time when awards may vest or be exercised (including the ability to accelerate the vesting and exercisability of awards), and the form of consideration payable upon exercise, if applicable. The administrator also has the authority to amend awards. The administrator may not implement any exchange program under which (i) outstanding awards are surrendered or canceled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. In addition, the administrator may provide for dividends or dividend equivalents to accrue on unvested awards, but no dividends or dividend equivalents will be paid until the vesting of such awards. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.

Stock Options. Options may be granted under the Amended and Restated 2011 Equity Incentive Plan. Subject to the provisions of the Amended and Restated 2011 Equity Incentive Plan, the administrator determines the terms and conditions of options, including when such options vest and become exercisable (and the administrator has the discretion to accelerate the time at which such options will vest or become exercisable). The per share exercise price of any option generally must be at least 100% of the fair market value of a share of our common stock on the date of grant, and the term of an incentive stock option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of our Company or any of its parent or subsidiary corporations, the term of such option must not exceed 5 years, and the per share exercise price of such incentive stock option must be at least 110% of the fair market value of a share of our common stock on the grant date. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 3 months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights. Stock appreciation rights may be granted under the Amended and Restated 2011 Equity Incentive Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Subject to the provisions of the Amended and Restated 2011 Equity Incentive Plan, the administrator determines the terms and conditions of stock appreciation rights, including when such rights vest and become exercisable (and the administrator has the discretion to accelerate the time at which such rights will vest or become exercisable) and whether to pay any increased appreciation in cash, shares of our common stock, or a combination of both. The per share exercise price of a stock appreciation right must be at least 100% of the fair market value per share on the date of grant, and the term of a stock appreciation right may not be more than 10 years. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term.

Restricted Stock. Restricted stock may be granted under the Amended and Restated 2011 Equity Incentive Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), and the administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units. Restricted stock units may be granted under the Amended and Restated 2011 Equity Incentive Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. The administrator determines the terms and conditions of restricted stock units including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator has the discretion to accelerate the time at which any restrictions will lapse or be removed.

Performance Units and Shares. Performance units and performance shares may be granted under the Amended and Restated 2011 Equity Incentive Plan. Performance units and performance shares are awards that will

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result in a payment to a participant only if performance objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator has the discretion to reduce or waive any performance objectives or other vesting provisions for performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or before the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator has the discretion to pay earned performance units or performance shares in the form of cash, shares, or in some combination of both.

Death and Disability. If the holder of an award issued under the Amended and Restated 2011 Equity Incentive Plan incurs a termination of service as a result of death or disability, then 100% of the unvested shares subject to the award will accelerate and vest.

Transferability of Awards. The Amended and Restated 2011 Equity Incentive Plan does not allow for the transfer of awards unless the administrator provides otherwise, and in no event may an award be transferred for value or consideration. Additionally, only the recipient of an award may exercise an award during his or her lifetime.

Outside Directors. The Amended and Restated 2011 Equity Incentive Plan provides that any outside (non-employee) director, in any fiscal year, may not be granted equity awards under the plan with an aggregate grant date fair value of more than $400,000, or $500,000 with respect to his or her first year of service as an outside director. For purposes of this limitation, the grant date fair value is determined in accordance with U.S. generally accepted accounting principles (GAAP). Any equity awards granted under the Amended and Restated 2011 Equity Incentive Plan to an outside director for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our outside (non-employee) directors. The outside (non-employee) director annual limits were developed with input from Meridian Compensation Partners, LLC, an independent compensation consulting firm, based on a review of non-employee director limits in equity plans for comparable companies.

Certain Adjustments. If there are certain changes in our capitalization, the administrator will adjust the number and class of shares that may be delivered under the Amended and Restated 2011 Equity Incentive Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the plan.

Dissolution or Liquidation. If there is a proposed liquidation or dissolution of our Company, the administrator will notify participants as soon as practicable before the effective date of such event and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.

Merger or Change in Control. The Amended and Restated 2011 Equity Incentive Plan provides that if there is a merger of the Company with or into another company or a “change in control” (as defined under the Amended and Restated 2011 Equity Incentive Plan) of our Company, each outstanding award will be treated as provided in the applicable award agreement or as described below. The administrator is not required to treat all awards similarly. If the successor corporation does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels, and the administrator will notify participants that awards will become fully exercisable, if applicable, for a specified period before the transaction. The award will then terminate upon the expiration of the specified period of time.

With respect to awards held by a non-employee director that are assumed or substituted for, if such non-employee director’s service as our director or that of a successor corporation is terminated on or after the date of such merger or change in control (except for a voluntary resignation that is not at the request of the acquirer), then the non-employee director will fully vest in and have the right to exercise his or her options and/or stock appreciation rights, all restrictions on his or her restricted stock and restricted stock units will lapse, and, with

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respect to performance units and performance shares, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met in the event.

Forfeiture and Clawback. All awards granted under the Amended and Restated 2011 Equity Incentive Plan will be subject to recoupment under our current clawback policy and any clawback policy that we are required to adopt under applicable law, including anticipated amendments to our clawback policy to reflect new requirements expected to be adopted later this year. In addition, the administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events.

Plan Amendments and Termination. The Amended and Restated 2011 Equity Incentive Plan will automatically terminate in 2033, unless we terminate it sooner. In addition, our Board has the authority to amend, suspend, or terminate the Amended and Restated 2011 Equity Incentive Plan, but such action will not impair the rights of any participant without his or her written consent.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2011 Equity Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Internal Revenue Code (the “Code”) and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

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Stock Appreciation Right. No income will be realized by a participant upon grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company (special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to certain covered employees designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer, chief financial officer, and the next three highly compensated executives of such corporation whose compensation is required to be disclosed in its proxy statement.

Importance of Consulting a Tax Advisor. The foregoing discussion is a summary only and does not purport to be complete. In addition, the information is based upon existing U.S. tax laws and regulations and, therefore, is subject to change when those laws or rules change. Moreover, because the tax consequences to any participant may depend on his or her particular situation, each participant should consult his or her tax advisor as to the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of any award.

New Plan Benefits

As noted above, our Compensation Committee expects to grant long-term incentive (“LTI”) awards in July 2023 pursuant to our annual LTI program under the Amended and Restated 2011 Equity Incentive Plan. As of the date of this proxy statement, the 2023 LTI grants have not yet been granted, but we anticipate that the named executive officers will receive the grants in the forms described below. We anticipate that the 2023 LTI grants for Dr. Egholm, our President and CEO, and Mr. Kim, our COO, will be in the form of performance-based share units, the total amount of which we expect to be at or below peer market practice, given the new hire grants each received in 2022 and our Board’s commitment to pay-for-performance for our most highly-compensated executives, and that the 2023 LTI grant for Mr. Davis will be a RSU grant more closely following peer market practice.

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For (i) each of our named executive officers, (ii) our executive officers, as a group, (iii) our directors who are not executive officers, as a group, and (iv) all of our employees who are not executive officers, as a group, the following table sets forth the following information:

(A)	the aggregate number of shares subject to stock options granted under the 2022 Inducement Plan and 2011 Plan during 2022;
(B)	the average per share exercise price of such options;
(C)	the aggregate number of RSUs (including performance-based RSUs) granted under the 2022 Inducement Plan and 2011 Plan during 2022; and
(D)	the dollar value of such RSUs.
Named Executive Officers	Shares Subject to Stock Options	Average Per Share Exercise Price of Options	Shares Subject to Restricted Stock Units	Dollar Value of Restricted Stock Units(1)
Stephen Christopher Linthwaite	—	—	—	—
Former President and Chief Executive Officer

Michael Egholm, Ph.D.	4,529,773	$3.99	786,049	$1,532,796
President and Chief Executive Officer

Hanjoon Alex Kim	1,617,775	$3.99	280,732	$547,427
Chief Operating Officer

Jeremy Davis	—	—	500,000	$975,000
Chief Commercial Officer

Executive officers as a group	6,147,548	$3.99	1,816,781	$3,542,723

Non-employee directors	368,200	$2.27	263,144	$513,131
All employees (excluding executive officers)	1,294,221	$3.99	4,939,549	$9,144,621

(1)	Reflects the aggregate fair value of the equity awards computed in accordance with ASC 718, based on the $1.95 closing price per share of our common stock on Nasdaq on March 31, 2023.

Required Vote

The affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the Amended and Restated 2011 Equity Incentive Plan. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the Amendment.

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PROPOSAL NUMBER 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to audit the financial statements of our Company for the fiscal year ending December 31, 2023 and recommends that stockholders vote in favor of the ratification of such appointment. During 2022, PwC served as our registered independent public accounting firm.

At the Annual Meeting, stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Stockholder ratification of the appointment of PwC is not required by our bylaws or other applicable legal requirements. However, our Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2023 if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. A representative of PwC is expected to be present at the Annual Meeting, will have an opportunity to make a statement if she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Required Vote

Ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023 requires the affirmative “FOR” vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal and will not affect the outcome of voting on this proposal.

Recommendation

Our Board recommends a vote “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees for audit services provided by PwC for the years ended December 31, 2022 and December 31, 2021:

	2022	2021
Audit fees(1)	$2,184,987	$1,681,000
Audit-related fees(2)	20,000	7,500
Tax fees(3)	–	9,843
All other fees(4)	4,150	4,500
Total fees	$2,209,137	$1,702,843

(1)	Audit fees for 2022 consist of fees billed or to be billed by PwC for professional services rendered for the integrated audit of our annual consolidated financial statements and management’s report on internal controls included in our Annual Report on Form 10-K; for the review of the consolidated financial statements included in our quarterly reports on Form 10-Q; and for other services, including statutory audits and services rendered in connection with SEC filings.

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(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include consultations concerning financial accounting and reporting standards.
(3)	Tax fees consist of fees for tax compliance, advice, and planning services.
(4)	All other fees consist of amounts billed by PwC for professional services other than the services reported above. These include fees associated with permissible consulting services and a license fee that enables the company to utilize PwC’s specialized accounting research software.

Policy on Audit Committee Pre-Approval of Services Performed by Independent Registered Public Accounting Firm

Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board (PCAOB) regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

All of the services of PwC for 2021 and 2022 described above were pre-approved by the Audit Committee.

Report of the Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibility over the Company’s financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits, to prepare the Company’s financial statements, or to assess the Company’s internal control over financial reporting. Management has the primary responsibility for preparing the financial statements and assuring their accuracy, effectiveness, and completeness. Management is also responsible for the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and internal control over financial reporting and expressing its opinion as to whether the statements present fairly, in accordance with accounting principles generally accepted in the United States, the Company’s financial condition, results of operations, and cash flows. However, the Audit Committee reviews and discusses the financial statements with management and the independent registered public accounting firm prior to the presentation of financial statements to our stockholders and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs.

Unless the Audit Committee has reason to question its reliance on management or the independent registered public accounting firm, the members of the Audit Committee necessarily rely on information provided to them by and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has applied appropriate accounting and financial reporting principles. Furthermore, the Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of the Company’s financial statements have been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with accounting principles generally accepted in the United States.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm to review the Company’s audited 2022 consolidated financial statements (including the quality of the Company’s accounting principles). Management represented to the Audit Committee

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that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee consulted with management and the independent registered public accounting firm prior to approving the presentation of the audited 2022 consolidated financial statements to stockholders. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the PCAOB.

The Audit Committee has discussed with the independent accountant the independent accountant’s independence from the Company and its management. As part of that review, the Audit Committee received the written disclosures and letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the Company’s audited consolidated financial statements for the year ended December 31, 2022 for filing with the Securities and Exchange Commission as part of the Company’s Annual Report on Form 10-K. The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The Audit Committee

Laura M. Clague (Chair)
Fenel M. Eloi
Martin D. Madaus, Ph.D.
Frank Witney, Ph.D.

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the Audit Committee Report by reference therein.

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PROPOSAL NUMBER 6
ELECTION OF THE SERIES B-1 PREFERRED DIRECTOR AND
SERIES B-2 PREFERRED DIRECTOR

Board Structure

As described under “Proposal 1—Election of Directors,” our Board currently consists of eight directors, including two directors elected solely by the holders of Series B Preferred Stock. One of our directors is elected to a one year term by the vote of the holders of a majority of the voting power of our Series B-1 Preferred Stock and one of our directors is elected to a one year term by the vote of the holders of a majority of the voting power of our Series B-2 Preferred Stock. The directors elected by the holders of our Series B-1 Preferred Stock and Series B-2 Preferred Stock are not assigned to a class.

Preferred Directors

Pursuant to the terms of the Certificates of Designations of our Series B-1 Preferred Stock and Series B-2 Preferred Stock, the holders of a majority of the Series B-1 Preferred Stock voting as a separate class and the holders of a majority of the Series B-2 Preferred Stock voting as a separate class have the right, subject to certain conditions, to each nominate for election and to elect one member to the Board at the Annual Meeting.

The Series B-1 Preferred Director nominee is Eli Casdin, who was designated by the holders of the outstanding shares of Series B-1 Preferred Stock. The holders of Series B-1 Preferred Stock will vote separately, as a class, on the election of Mr. Casdin. The Series B-2 Preferred Director nominee is Martin D. Madaus, who was designated by the holders of the outstanding shares of Series B-2 Preferred Stock. The holders of Series B-2 Preferred Stock will vote separately, as a class, on the election of Dr. Madaus. The holders of our common stock do not vote on these director nominees. Each of Mr. Casdin and Dr. Madaus have consented to being named in this proxy statement.

Eli Casdin, age 50, has served as a member of our Board on behalf of the holders of our Series B-1 Preferred Stock since April 2022. Mr. Casdin currently serves as chief investment officer of Casdin Capital, an investment firm specializing in life sciences, which he founded in 2011. Prior to founding Casdin Capital, Mr. Casdin was a vice president at Alliance Bernstein’s thematic investment arm from 2007 until 2011, focusing on new technologies for the life sciences and healthcare sectors. Mr. Casdin previously held positions at Bear Stearns, an investment bank and Cooper Hill Partners, a biotechnology-focused investment firm. Mr. Casdin also currently serves on the board of directors of SomaLogic, Inc. (Nasdaq: SLGC) and GeneDx (Nasdaq: WGS). Mr. Casdin has previously served on the board of directors of Absci Corporation, Century Therapeutics, Inc. and EQRx Inc., Exact Sciences Corporation, and Tenaya Therapeutics, Inc. He has also served as a board observer for 4D Molecular Therapeutics, Fulcrum Therapeutics, Invitae, Tango Therapeutics, and Verve Therapeutics, and served as chief executive officer and director of CM Life Sciences, Inc., CM Life Sciences II, Inc., and CM Life Sciences III, Inc., until August 2021, September 2021, and December 2021, respectively. Mr. Casdin also currently serves on the boards of directors of a number of privately held life sciences companies, and currently serves as a director on the Columbia University School of General Studies board of visitors, the Rockefeller University board of trustees, and the New York Genome Center board of directors. Mr. Casdin earned his B.S. from Columbia University and an M.B.A. from Columbia Business School. We believe that Mr. Casdin’s extensive experience as both an investor and executive in the biopharmaceutical industry, as well as his extensive service on the boards of directors of numerous life sciences and biotechnology companies, provides him with the qualifications and skills necessary to serve on our Board.

Martin D. Madaus, Ph.D., age 63, has served as a member of our Board on behalf of the holders of the Series B-2 Preferred Stock since April 2022. Dr. Madaus has served as senior healthcare operating executive of The Carlyle Group, a multinational private equity, alternative asset management and financial services corporation, since February 2019. From June 2014 to February 2019, Dr. Madaus served as chairman and chief executive officer at Ortho-Clinical Diagnostics, Inc., a diagnostics company that makes products and diagnostic equipment for blood testing. Dr. Madaus previously served as chief executive officer of Quanterix Corporation, a life sciences company, from October 2011 to July 2012 and as its President from June 2011 to July 2012. Previously, Dr. Madaus was the

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chairman, president and chief executive officer of Millipore Corporation (MIL), a life sciences company serving the bioscience research and biopharmaceutical manufacturing industry, from January 2005 to July 2010, when Millipore was acquired by Merck KGaA. From July 2009 to May 2015, Dr. Madaus served as a member of the board of directors of Mettler Toledo International, a manufacturer of scales and analytical instruments. Dr. Madaus currently serves as a member of the boards of directors of Quanterix Corporation (Nasdaq: QTRX), Ultivue Inc., Emulate, Inc., Unchained Labs and Syntis Bio and Repligen Corporation (Nasdaq:RGEN). Dr. Madaus received a Doctor of Veterinary Medicine from the University of Munich in Germany and a Ph.D. in Veterinary Medicine from the Veterinary School of Hanover in Germany. We believe that Dr. Madaus’s qualifications, skills and extensive public and private company board experience and his substantial knowledge of and managerial experience in the diagnostics industry qualify him for service as a member of our Board.

Recommendation

Our Board recommends a vote “FOR” the election to the Board of each of Eli Casdin and Martin D. Madaus, Ph.D. as Series B-1 Preferred Director and Series B-2 Preferred Director, respectively.

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EXECUTIVE OFFICERS

The names of our executive officers, their ages, their positions with Standard BioTools and other biographical information as of April 18, 2023 are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Michael Egholm, Ph.D.	60	Chief Executive Officer, President, and Director
Vikram Jog	67	Chief Financial Officer
Hanjoon Alex Kim	52	Chief Operating Officer

Michael Egholm. Please see the biographical information provided above in the section entitled “Nominees for Class I Directors (Term Expiring in 2026).”

Vikram Jog has served as our Chief Financial Officer since February 2008. From April 2005 to February 2008, Mr. Jog served as chief financial officer for XDx, Inc. (now CareDx, Inc.), a molecular diagnostics company. From March 2003 to April 2005, Mr. Jog was a vice president of Applera Corporation, a life science company that is now part of Thermo Fisher Scientific, and vice president of finance for its related businesses Celera Genomics and Celera Diagnostics. From April 2001 to March 2003, Mr. Jog was vice president of finance for Celera Diagnostics and corporate controller of Applera Corporation. Mr. Jog received a Bachelor of Commerce degree from Delhi University and an M.B.A. from Temple University. Mr. Jog is a member of the American Institute of Certified Public Accountants.

Hanjoon Alex Kim joined the Company as Chief Operating Officer on April 4, 2022. Prior to joining the Company, Mr. Kim served as the chief business officer of Standard BioTools, LLC, a life science tools company, since October 2021. Previously, he served in various roles at Milliken & Company (“Milliken”) from October 2015 to May 2021, including executive vice president and president of the Healthcare Division of Milliken from June 2019 to May 2021, executive vice president of the Growth Ventures Group from April 2017 to June 2019, and as executive vice president of corporate strategy and corporate development from October 2015 to June 2019. Prior to that, Mr. Kim served in various leadership roles at the Pall Corporation, the Water Quality Group, and the Motion Group at the Danaher Corporation. Mr. Kim received an M.B.A. from the Stanford Graduate School of Business, an M.S. in Mechanical Engineering from the University of Pittsburgh, and a B.S. in Mechanical Engineering from Carnegie Mellon University.

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EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers (“NEOs”) for 2022 were:

Michael Egholm, Ph.D.	Chief Executive Officer, President and Director
Stephen Christopher Linthwaite	Former President and Chief Executive Officer
Hanjoon Alex Kim	Chief Operating Officer
Jeremy Davis	Chief Commercial Officer

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SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation of our CEO and the two most highly compensated executive officers during 2022, as well as our former CEO. We refer to these individuals as our NEOs elsewhere in this proxy statement.

Name and Principal Position	Year	Salary or Consulting Fee ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Michael Egholm, Ph.D.
President, Chief Executive Officer and Director	2022	373,106	—	3,136,336	12,243,415	142,472	520		15,895,848

Stephen Christopher Linthwaite	2022	153,257	200,000	—	—	—	1,285,344	(4)	1,638,601
Former President and CEO	2021	595,000	—	2,677,147	—	—	39,515	(3)	3,311,662

Hanjoon Alex Kim
Chief Operating Officer	2022	298,485	—	1,120,121	4,372,645	62,687	3,000		5,856,938

Jeremy Davis
Chief Commercial Officer	2022	298,485	—	1,040,000	—	62,687	3,000		1,404,172

(1)	Amounts represent the aggregate grant date fair value of equity awards granted in the year indicated, calculated in accordance with FASB ASC Topic 718 without regard to estimated forfeitures.
(2)	The amounts in this column represent total performance-based bonuses earned pursuant to our annual cash incentive program under the Executive Bonus Plan for service rendered during the applicable year. A portion of such amounts were paid subsequent to year end. For a description of our annual cash incentive program, please see the section entitled “Annual Cash Incentive Program” below.
(3)	For Mr. Linthwaite, amounts included in the “All Other Compensation” column of this Summary Compensation Table for fiscal year 2021 consist of (i) Company contributions of $3,000 made under the Company’s 401(k) defined contribution plan, (ii) $27,500 of payments made by the Company for life insurance policy premiums and (iii) $9,015 of payments made by the Company in disability insurance premiums.
(4)	For Mr. Linthwaite, amounts included in the “All Other Compensation” column of this Summary Compensation Table for fiscal year 2022 consist of (i) severance amounts paid of $1,190,000 (of which $446,250 was paid in 2022), (ii) $60,072 of vacation pay out, (iii) $4,577 of vacation float pay out, (iv) Company matching contributions of $3,000 under the Company’s 401(k) defined contribution plan, (v) $27,596 of payments made by the Company for life insurance policy premiums, and (vi) $99 of payments made by the Company in disability insurance premiums.

Narrative to the Summary Compensation Table

Employment and Transition Agreements

Offer Letter with Dr. Egholm, President, CEO, and Director. In January 2022, Dr. Egholm and the Company entered into an agreement pursuant to which Dr. Egholm was appointed as the Company’s President and Chief Executive Officer (the “Egholm Letter”) on April 4, 2022. Dr. Egholm also became a member of our Board on April 4, 2022.

The compensation terms of the Egholm Letter were approved by the Board on terms and conditions that the Board believed were necessary to recruit Dr. Egholm to the Company, would align his interests with the Company’s stockholders, and would provide incentives for him to drive growth in the Company’s business over the long-term. In setting the compensation terms of the Egholm Letter, the Board considered several key factors, including, a

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market analysis prepared by Meridian, Dr. Egholm’s past experiences, his expected future contributions to the Company, the Company’s historical executive compensation practices, and the compensation structure that would best align Dr. Egholm’s interests with those of our stockholders. Accordingly, the Board approved a compensation package to hire Dr. Egholm that was heavily weighted in long-term equity incentives (primarily in the form of time-based stock options pursuant to which Dr. Egholm will realize value only if the value of the Company’s common stock increases and he remains employed with the Company, other than in the event of his Death/Disability, as described below).

Pursuant to the Egholm Letter, Dr. Egholm serves as our CEO and President on an at-will basis, his annual base salary in 2022 was $500,000 (which was increased to $645,000 effective as of April 1, 2023), and he is eligible to receive an annual bonus with a target level of 100% of his base salary.

In connection with getting Dr. Egholm to join the Company as our CEO and President, he received a one-time “staking grant” of nonqualified stock options (the “Egholm Option Award”) to purchase 4,529,773 shares of the Company’s common stock with a per share exercise price of $3.99. 25% of the shares subject to this award vested on the first anniversary of the vesting commencement date, and the remaining 75% of the shares will vest in equal monthly installments thereafter subject to his continued employment with the Company, other than in the event of his Death/Disability, as described below.

Dr. Egholm also received a “staking grant” of 786,049 restricted stock units (the “Egholm RSU Award”). 25% of the Egholm RSU Award vested on the first anniversary of the vesting commencement date, and the remaining 75% will vest in equal annual installments over the next 3 years, subject to his continued employment with the Company, other than in the event of his Death/Disability, as described below. Additionally, effective Dr. Egholm’s start date as our CEO and President, April 4, 2022, he received an additional grant of 632 restricted stock units, which have the same vesting terms as indicated above with respect to the Egholm RSU Award.

If Dr. Egholm’s employment is terminated due to his death or “disability” (as defined in the Severance Plan,) (his “Death/Disability”), a number of unvested shares underlying the Egholm Option Award and the Egholm RSU Award (if any), that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.

Mr. Egholm participates in the Severance Plan, as discussed below.

Transition Agreement and Release with Mr. Linthwaite. Mr. Linthwaite was separated from his position as the Company’s President and Chief Executive Officer, effective April 4, 2022 (“Linthwaite Termination Date”), and was a consultant to the Company through November 30, 2022.

The Company entered into a transition agreement (“Transition Agreement”) with Mr. Linthwaite on the Linthwaite Termination Date. The Transition Agreement included a limited release in favor of the Company. Pursuant to the terms of the Transition Agreement, Mr. Linthwaite and the Company entered into a Separation Agreement and Release (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Linthwaite's employment with the Company was terminated in a manner that constituted a qualifying termination under the Company’s severance plan, which entitled him to the following benefits, including the severance he was already eligible for (A) a $200,000 lump sum cash transaction bonus, and (B) the severance benefits payable under Section 4 of the Company’s 2020 Change of Control and Severance Plan (the “Severance Plan”), which are: (i) cash payments in an amount equal to $1,190,000, less applicable withholdings, paid in equal installments over 24 months; (ii) eligibility for COBRA premium reimbursements for up to 12 months following the Linthwaite Termination Date; and (iii) reasonable outplacement services in accordance with any applicable Company policy in effect as of the Linthwaite Termination Date. The Company also agreed to pay Mr. Linthwaite for the cost of reasonable attorneys’ fees incurred in connection with the review and negotiation of the Transition Agreement, up to a maximum of $50,000. In addition, the Separation Agreement provided that the Company would waive the time-based vesting component with respect Mr. Linthwaite’s PSUs which were eligible to vest based on a relative total shareholder return ("TSR") performance component for the performance period ending December 31, 2022. These PSUs were subsequently cancelled in March 2023, as there was no achievement of the performance component. The Separation Agreement also provided that the Company would assign to Mr. Linthwaite and reimburse him for payment of premiums paid by him to maintain the split dollar life insurance policy insuring his life for 30 months following the

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Linthwaite Termination Date. The Separation Agreement included, among other things, a general release of claims in favor of the Company and a customary mutual non-disparagement provision. If any of the severance and other benefits provided for under the Separation Agreement or otherwise payable to Mr. Linthwaite constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then the payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Mr. Linthwaite.

As of the Linthwaite Termination Date, Mr. Linthwaite continued on as a consultant to the Company through November 30, 2022, pursuant to the terms of a consulting agreement entered into with the Company on the Linthwaite Termination Date (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Linthwaite received a monthly fee of $25,000 and the Company agreed to reimburse Mr. Linthwaite for reasonable expenses, and Mr. Linthwaite continued to vest in his outstanding Company equity awards in accordance with the terms and conditions of the awards and the Separation Agreement and Consulting Agreement.

Offer Letter with Mr. Kim, Chief Operating Officer. In January 2022, the Company entered into an agreement with Mr. Kim pursuant to which he was appointed the Company’s Chief Operating Officer (the “Kim Letter”) on April 4, 2022.

The compensation terms for the Kim Letter were approved by the Board on terms and conditions that the Board believed were necessary to recruit Mr. Kim to the Company, would align his interests with the Company’s stockholders, and would provide incentives for him to drive growth in the Company’s business over the long-term. In setting the compensation terms for the Kim Letter, the Board considered similar factors as it considered when setting the compensation terms for the Egholm Letter.

Pursuant to the Kim Letter, Mr. Kim serves as the Company’s Chief Operating Officer on an at-will basis, his annual base salary was $400,000 in 2022 (which was increased to $440,000 effective as of April 1, 2023), and he is eligible to receive an annual bonus with a target level of 55% of his base salary. In addition, the Company agreed to reimburse Mr. Kim for relocation expenses up to $150,000.

Mr. Kim received nonqualified stock options (the “Kim Option Award”) to purchase 1,617,775 shares of common stock, with an exercise price per share of $3.99. 25% of the shares subject to the Kim Option Award vested on the first anniversary of the vesting commencement date, and the remaining 75% of the shares vest in equal monthly installments thereafter, subject to his continued employment with the Company, other than in the event of his Death/Disability.

Mr. Kim also received 280,732 restricted stock units (the “Kim RSU Award”). 25% of the Kim RSU Award vested on the first anniversary of the vesting commencement date and the remaining 75% will vest in equal annual installments over three years, subject to his continued employment with the Company, other than in the event of his Death/Disability.

If Mr. Kim’s employment is terminated due to his death or “disability” (as defined in the Severance Plan), that is, in the event of his Death/Disability, a number of unvested shares underlying the Kim Option Award and Kim RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.

Mr. Kim participates in the Severance Plan, as discussed below.

Offer Letter with Mr. Davis, Chief Commercial Officer. In April 2022, the Company entered into an agreement with Mr. Davis pursuant to which he was appointed Chief Commercial Officer of the Company (the “Davis Letter”) on April 4, 2022.

The compensation terms for the Davis Letter were approved by the Board on terms and conditions that the Board believed were necessary to recruit Mr. Davis to the Company, would align his interests with the Company’s stockholders, and would provide incentives for him to drive growth in the Company’s business over the long-term.

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In setting the compensation terms for the Davis Letter, the Board considered similar factors as it considered when setting the compensation terms for the Egholm Letter and Kim Letter.

Pursuant to the Davis Letter, Mr. Davis serves as the Company’s Chief Commercial Officer on an at-will basis, his 2022 annual base salary was $400,000 (which was increased to $420,000 effective as of April 1, 2023), and he is eligible to receive an annual bonus with a target level of 55% of his base salary.

Mr. Davis also received 250,000 restricted stock units (the “Davis RSU Award”). 25% of the Davis RSU Award vested on the first anniversary of the vesting commencement date and the remaining 75% will vest in equal annual installments over three years, subject to his continued employment with the Company, provided that if Mr. Davis’s employment is terminated due to his death or “disability” (as defined in the Severance Plan), a number of unvested shares underlying the Davis RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.

In addition, in December of 2022, Mr. Davis received a grant of 250,000 restricted stock units, which vest in 12 equal installments, with the first vesting date on February 20, 2023, and vesting every 90 days thereafter, subject to his continued service with the Company.

Mr. Davis participates in the Severance Plan, as discussed below.

Annual Cash Incentive Program

Our cash incentive program, which is adopted annually by the Compensation Committee pursuant to our Executive Bonus Plan, is intended to provide a significant portion of our executive officers’ potential compensation. Our cash incentive program is performance-based and designed to ensure that our executive officers are focused on our near-term performance—generally as measured by revenue and cash goals established in our annual operating plan. We believe the program supports our “pay-for-performance” culture.

In early 2022, our Compensation Committee, in conjunction with Meridian Partners, reviewed our annual cash incentive program to ensure its focus on the Company’s strategic imperatives and alignment with stockholder interests. The Committee structured the 2022 cash incentive program (the “2022 Cash Incentive Program”) with the financial objectives of incentivizing revenue growth.

Target incentive opportunities for the executive officers are reviewed annually to ensure they are competitive as compared to our peer group and are based on annual base salary. The 2022 base salary, target cash incentive percentage, and target cash incentive amount under our 2022 Cash Incentive Program for each NEO are set forth in the table below:

Named Executive Officer	Annualized Base Salary ($)	Target Cash Incentive as a % of 2022 Base Salary	Target Cash Incentive Amount ($)
Michael Egholm	500,000	100	500,000
Stephen Christopher Linthwaite(1)	595,000	100	595,000
Hanjoon Alex Kim	400,000	55	220,000
Jeremy Davis	400,000	55	220,000

(1)	Mr. Linthwaite did not receive a payout pursuant to the 2022 Cash Incentive Program; however, in connection with his termination, he did receive a $200,000 cash transaction bonus as further described under the heading “Employment and Transition Agreements.”

2022 Cash Incentive Program Structure. Our 2022 Cash Incentive Program was based on the achievement of five specified Company revenue targets. The program had 5 equally weighted Company revenue targets for five specified periods, each of which was equally weighted (i.e., 20% per specified period). Each of these 5 components had a separate revenue target, four of which were tied to the Company’s quarterly revenue and one of which was tied to the Company’s full year 2022 revenue. Funding or potential payout under the program would initiate at 90% of each target (threshold) and payout would be capped at target (100%).

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The targets for the five specified performance periods under the 2022 Cash Incentive Program were as follows:

Q1: $26.4M target revenue for the first quarter of 2022

Q2: $24.0M target revenue for the second quarter of 2022

Q3: $23.7M target revenue for the third quarter of 2022

Q4: $31.0M target revenue for the fourth quarter of 2022

Q5: $100.3M in target revenue for the annual period ending December 31, 2022

For Q1 and Q3, the Company’s achieved revenue exceeded 100% of the respective Q1 and Q3 targets and as such the program paid out to participants at target (100%) for those components, as payouts were capped at 100% for each component under the program. For Q5, the annual target, the Company’s achieved revenue was 90% of the target, which resulted in a payout of 56.6% of this component. The minimum revenue achievement threshold for Q2 and Q4 were not met, and therefore there were no payouts to participants for these two components.

Committee Discretion

Under the cash incentive program, the Compensation Committee retains discretion to pay or eliminate bonuses, including payments under this program, irrespective of achievement of the pre-established goals. We believe that maintaining this flexibility is helpful in ensuring that executive officers are neither rewarded nor penalized as a result of unusual circumstances not foreseeable at the time the goals were developed. The Compensation Committee did not exercise its discretion to deviate from the requirements set for the 2022 Cash Incentive Program.

Equity Award Program

Historically, our Compensation Committee has granted equity awards to new executive officers upon commencement of their employment and has considered providing additional grants to existing executive officers annually based on our overall individual and corporate performance. In 2022, in connection with the investments made by the Casdin Parties and the Viking Parties into the Company, our CEO and other named executive officers received a one-time “founder” grant of options and restricted stock units as further described in the “Outstanding Equity Awards at Fiscal Year-End for 2022” table, with the option exercise price set at the conversion rate of the PIPES investment by the Casdin and Viking Parties. These options and RSUs generally vest based on continued service over four years, which is designed to ensure increased retention of our executive officers. On a going forward basis for 2023 we have added performance metrics to the grants for our CEO and COO.

No Hedging or Pledging

The Company’s Insider Trading Policy prohibits all officers, directors, and other employees with access to sensitive Company information from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in the Company’s stock, including, among other things, short sales and transactions involving publicly traded options. In addition, such officers, directors, and employees are prohibited from holding the Company’s stock in margin accounts and from pledging the Company’s stock as collateral for loans. We believe that these policies further align the interests of our officers and directors with those of our stockholders.

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Clawback Policy

Our Board has adopted a compensation clawback policy pursuant to which we may seek the recovery of performance-based cash and equity incentive compensation paid to our CEO and to all officers who report directly to the CEO, including our NEOs. The clawback policy provides that if (i) we restate our financial statements as a result of a material error; (ii) the amount of cash incentive compensation or performance-based equity compensation that was paid or is payable based on achievement of specific financial results paid to a participant would have been less if the financial statements had been correct; (iii) no more than two years have elapsed since the original filing date of the financial statements upon which the incentive compensation was determined; and (iv) our Compensation Committee unanimously concludes, in its sole discretion, that fraud or intentional misconduct by such participant caused the material error and it would be in our best interests to seek from such participant recovery of the excess compensation, then our Compensation Committee may, in its sole discretion, seek repayment from such participant.

We are in the process of reviewing our clawback policy and our Nominating and Corporate Governance Committee plans to recommend that our Board adopt a revised policy, later this year that is consistent with the final NASDAQ listing standards adopted to implement the requirements of Rule 10D-1 under the Exchange Act.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2022

The following table presents information concerning unexercised options and unvested stock awards outstanding as of December 31, 2022 for each NEO. Each outstanding equity award was granted pursuant to our 2011 Plan except where indicated. Vesting in all instances is subject to the NEO’s continued service through the applicable vesting date, except in the event of the Death/Disability of Dr. Egholm, Mr. Kim and Mr. Davis, as described herein.

	Stock Options					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Stephen Christopher	140,000	—	—	4.99	2/28/23	—	—	151,012	176,684
Linthwaite (2)	189,500	—	—	6.16	2/28/23	—	—	—	—
	70,000	—	—	5.13	2/28/23	—	—	—	—
	95,500	—	—	6.33	2/28/23	—	—	—	—
Michael Egholm, Ph.D.	—	4,529,773 (3)	—	3.99	4/4/32	786,049 (4)	919,677	—	—
Hanjoon Alex Kim	—	1,617,775 (3)	—	3.99	4/4/32	280,732 (4)	328,456	—	—
Jeremy Davis	—	—	—	—	—	250,000 (5)	292,500	—	—
	—	—	—	—	—	250,000 (6)	292,500	—

(1)	Based on the closing price of our common stock of $1.17 per share on December 31, 2022, as reported on the Nasdaq Global Select Market, and the number of RSUs and PSUs that had not vested as of December 31, 2022.
(2)	Mr. Linthwaite’s performance units were cancelled during the three months ended March 31, 2023 as the Company’s relative TSR performance against the Russell 3000 Index during the performance period from January 1, 2020 to December 31, 2022 was 0%.
(3)	The options vest over four years, with 1/4th of the total number of shares subject thereto vesting on April 4, 2023 and 1/48th of such shares vesting monthly thereafter until fully vested.
(4)	The RSUs vest over four years, with 1/4th of the total number of shares subject thereto vesting on April 4, 2023 and 1/4th of such shares vesting every twelve months thereafter until fully vested.
(5)	The RSUs vest over four years, with 1/4th of the total number of shares subject thereto vesting on May 20, 2023 and 1/16th of such shares vesting every three months thereafter until fully vested.
(6)	The RSUs vest over three years, with 1/12th of the total number of shares subject thereto vesting on February 20, 2023 and 1/12th of such shares vesting every three months thereafter until fully vested.

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Potential Payments Upon Termination or Change of Control

Severance Plan. We maintain the 2020 Change of Control Severance Plan (the “Severance Plan”) pursuant to which our NEOs (other than Mr. Linthwaite following November 30, 2022), other members of our executive leadership team, and certain other designated employees are eligible to receive severance benefits. The Severance Plan supersedes the severance and/or change in control related benefits provided under the Company’s previous Change of Control and Severance Plan and any prior employment and severance agreements.

We have entered into an individual participation agreement with each of our named executive officers under the terms of the Severance Plan that provides for specified payments and benefits in the event of the participant’s termination under the circumstances described below:

•	Under the Severance Plan, if the executive’s employment is terminated outside of the period beginning 3 months before a change of control (as defined in the Severance Plan) and ending 12 months after a change of control (such period, the “Change of Control Period”) for a reason other than cause (as defined in the Severance Plan) or the executive’s death or disability (as such terms are defined in the Severance Plan), then, subject to the Severance Conditions (as defined below), the executive will be entitled to receive the following severance benefits:
•	Continued payments (less applicable withholdings) totaling 75% of the executive’s annual base salary in effect as of the date of termination in equal installments over a period of nine months (or, in the case of our CEO, 200% of his annual base salary paid in equal installments over a period of 24 months) following his termination.
•	Reimbursement of costs of continued health coverage for the executive, his or her spouse, and/or his or her dependents, as applicable, for a period of up to 9 months (or, in the case of our CEO, 12 months) following termination.
•	Reasonable outplacement services in accordance with any applicable policy of ours that is in effect as of the executive’s termination (or if no such policy is in effect, as determined by us).
•	Under the Severance Plan, if any executive’s employment is terminated within the Change of Control Period either (i) by us for a reason other than cause or the executive’s death or disability or (ii) by the executive for good reason (as defined in the executive’s participation agreement under the Severance Plan), then, subject to the Severance Conditions, the executive will be entitled to receive the following severance benefits:
•	A lump-sum payment (less applicable withholdings) totaling 150% (or, in the case of our CEO, 250%) of the sum of (x) his or her annual base salary (as in effect immediately before termination or immediately before the change of control, whichever is higher) plus (y) the greater of (A) his or her annual target cash incentive (as in effect immediately before termination or immediately before the change of control, whichever is higher) or (B) the average of the annual cash incentives actually paid to him or her for the three fiscal years preceding the year in which his or her termination occurs.
•	A pro-rated payment of the executive’s annual bonus in effect at the time of the Change of Control.
•	Reimbursement of costs for continued health coverage for the executive, his or her spouse, and/or his or her dependents, as applicable, for a period of up to 18 months (or, in the case of our CEO, 30 months) following termination.
•	100% vesting acceleration of his or her then-outstanding and unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s).

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•	Reasonable outplacement services in accordance with any applicable policy of ours that is in effect as of the executive’s termination (or if no such policy is in effect, as determined by us), except that such outplacement services will be in no case less than the outplacement services provided under any applicable policy of ours that is in effect immediately prior to the applicable change of control.

To receive the Severance Plan benefits, an executive would also be required to sign and not revoke a separation and release of claims agreement in a form reasonably satisfactory to us within the period set forth in the Severance Plan and be in compliance with any confidentiality, proprietary information and inventions assignment agreement and any other appropriate agreement between the executive and us (together, the “Severance Conditions”).

If any of the severance and other benefits provided for in the Severance Plan or otherwise payable to an executive (“280G Payments”) constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then the 280G Payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to such executive. The Severance Plan does not require us to provide any tax gross-up payment to any executive participating in the Severance Plan.

Subject to earlier termination in accordance with its terms and conditions, the Severance Plan will automatically terminate three years following its adoption by the Compensation Committee; however, if a change of control occurs, the expiration date of the Severance Plan will be extended automatically through the date 12 months following the change of control.

In addition to the benefits described above, our 2011 Plan and 2022 Inducement Plan provide for full acceleration of all outstanding options in the event of a change of control of our Company where the successor company does not assume our outstanding options and other awards in connection with such acquisition transaction. On August 2, 2022, we provided notice to participants of the Severance Plan, which includes the NEOs (other than Mr. Linthwaite following November 30, 2022), that we will not be extending the term of the Severance Plan beyond the initial three-year term, which will come to a conclusion on August 4, 2023, and we expect our Board to adopt a replacement plan aligned with current market practices.

For detailed information with respect to the severance benefits paid to Mr. Linthwaite in connection with the termination of his employment in 2022, please refer to “Employment and Transition Agreements - Transition Agreement and Release with Mr. Linthwaite.”

2022 Advisory Vote on Executive Compensation

At our 2022 annual meeting of stockholders, approximately 99.72% of the stockholder votes cast were in favor of our 2021 executive compensation program, representing the fourth straight year of consecutive improvement in the results of our annual say-on-pay vote. We continue to seek active engagement with stockholders on our executive compensation program and remain committed to employing compensation governance best practices and to achieving pay-for-performance alignment. As described above under “Corporate Governance and Board of Directors – Stockholder Engagement”, we reached out to more than 50% of our stockholders and collected their input on compensation issues. In light of this input, we plan to add performance metrics for our CEO and COO equity awards for 2023.

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Pay versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following table and related disclosures. The information contained in this section shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Pay versus Performance Table

The following table sets forth the compensation information of our Principal Executive Officer (PEO), our former PEO and the average compensation for our other named executive officers (non-PEO NEOs) and the total shareholder return and net income for each of fiscal year 2022 and 2021. For further information regarding our executive compensation programs, please refer to “Summary Compensation Table” above.

Year	Summary Compensation Table Total for first PEO(1)	Compensation Actually Paid to first PEO(3)	Summary Compensation Table Total for second PEO(1)	Compensation Actually Paid to second PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$15,895,848	$4,280,101	$1,638,601	($3,291,061)	$3,630,555	$1,328,815	$30	$(190,098,000)
2021	—	—	$3,311,662	$2,100,340	$2,153,461	$1,773,820	$65	$(59,237,000)

(1)	The dollar amounts reported in columns (b) and (d) are the amounts of total compensation reported for Dr. Egholm (our first Principal Executive Officer) and Mr. Linthwaite (our second Principal Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table” above. Dr. Egholm became our CEO in April 2022. Mr. Linthwaite was our CEO in 2021 until his termination in April 2022.
(2)	The dollar amounts reported in column (f) represent the average of the amounts reported for the Company’s NEOs as a group (excluding both of the PEOs) in the “Total” column of the Summary Compensation Table in each applicable year. Our NEOs for 2022 (excluding both of the PEOs) were Hanjoon Alex Kim and Jeremy Davis; our NEOs for 2021 (excluding Mr. Linthwaite) were Vikram Jog, Colin McCracken, Bradley Kreger and Nicholas Khadder.
(3)	The dollar amounts reported in columns (c), (e) and (g) represent the average amount of “compensation actually paid” to our First PEO, Second PEO and our NEOs as a group (excluding both of the PEOs) in each listed year. The compensation actually paid does not mean our PEOs non-PEO NEOs earned or were actually paid those amounts in the listed year. In accordance with Item 402(v) of Regulation S-K, the adjustments shown in the table below were made to determine the “compensation actually paid”:

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	First PEO	Second PEO		Average Non-PEO NEOs
	2022	2021	2022	2021	2022
Summary compensation table total	$15,895,848	$3,311,662	$1,638,601	$2,153,461	$3,630,555
Subtract grant date fair value of option and stock awards granted in fiscal year	(15,379,859)	(2,677,147)	–	(693,352)	(3,266,402)
Add fair value at fiscal year-end of outstanding and unvested option and stock awards granted in fiscal year	3,764,112	2,596,880	–	672,564	964,663
Adjust for change in fair value of outstanding and unvested option and stock awards granted in prior fiscal years	–	(1,029,776)	(1,716,792)	(327,311)	–
Add fair value at vesting of option and stock awards granted in fiscal year that vested during fiscal year	–	–	–	–	–
Adjust for change in fair value as of vesting date of option and stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during fiscal year	–	(101,279)	(408,250)	(31,541)	–
Subtract fair value as of prior fiscal year-end of option and stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	–	–	(2,804,621)	–	–
Compensation actually paid	$4,280,101	$2,100,340	($3,291,061)	$1,773,820	$1,328,815

(4)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(5)	Dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Relationship of Compensation Actually Paid and TSR, By Year

The amount of compensation actually paid to our current CEO and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding our CEOs) is aligned with the Company’s cumulative TSR over the two years presented in the table. The alignment of compensation actually paid with the Company’s cumulative TSR over the period presented is because a significant portion of the compensation actually paid to our CEOs and to the other NEOs is heavily comprised of equity awards.

Relationship of Compensation Actually Paid and Net Income, by Year

The amount of compensation actually paid to our CEOs and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding our CEOs) and net income performance are not directly linked because our compensation program does not use net income as a performance measure in the overall executive compensation program.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the number of outstanding options and RSUs granted to our employees, consultants, and directors, as well as the number of shares of common stock remaining available for future issuance, under our equity compensation plans as of December 31, 2022. A description of each of our equity compensation plans is incorporated by reference to Note 13 to the consolidated financial statements set forth in our Form 10-K.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2011 Equity Incentive Plan	8,221,864	$2.98	1,966,034
2017 Employee Stock Purchase Plan	—	—	2,050,156
Equity compensation plans not approved by security holders
2022 Inducement Equity Incentive Plan	7,518,629	$2.84	1,918,175
DVS Sciences, Inc. 2010 Equity Incentive Plan (1)	3,323	$3.02	—
2017 Inducement Award Plan	164,244	$3.84	—
Total	15,908,060		5,934,365

(1)	Represents awards assumed in connection with our acquisition of DVS Sciences, Inc. in February 2014.

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RELATED PERSON TRANSACTIONS AND SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Related Person Transactions

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•	any of our directors, executive officers or beneficial holders of more than 5% of any class of our voting securities had or will have a direct or indirect material interest.

Preferred Equity Transaction

On April 4, 2022, the Company, Casdin Private Growth Equity Fund II, L.P. and Casdin Partners Master Fund, L.P. (collectively, “Casdin”) and Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP (collectively, “Viking” and, together with Casdin, the “Purchasers” and individually, a “Purchaser”) completed the previously announced transactions contemplated by the Series B-1 Convertible Preferred Stock Purchase Agreement, dated January 23, 2022, by and between the Company and Casdin (the “Casdin Purchase Agreement”), and Series B-2 Convertible Preferred Stock Purchase Agreement, dated January 23, 2022 (the “Viking Purchase Agreement” and collectively, the “Purchase Agreements”), by and between the Company and Viking. On April 4, 2022, the Company issued and sold (a) to Casdin, 112,500 shares of the Company’s newly designated Series B-1 Preferred Stock in exchange for $112.5 million, and (b) to Viking, 112,500 shares of the Company’s newly designated Series B-2 Preferred Stock in exchange for $112.5 million (such transactions, collectively, the “Preferred Equity Transactions”).

On January 23, 2022, the Company entered into (i) a Loan Agreement, dated and effective as of January 23, 2022, among the lenders party thereto affiliated with Casdin Private Growth Equity Fund II, L.P. and the Company (the “Casdin Loan Agreement”) and (ii) a Loan Agreement, dated and effective as of January 23, 2022, among the lenders party thereto affiliated with Viking Global Investors LP and the Company (the “Viking Loan Agreement,” and together with the Casdin Loan Agreement, the “Loan Agreements”). Each Loan Agreement provided for a $12.5 million term loan to the Company (each, a “Term Loan” and collectively, the “Term Loans”). The Term Loans were fully drawn on January 24, 2022. Upon the issuance of the Series B Preferred Stock pursuant to the Purchase Agreements, the Term Loan under the Casdin Loan Agreement automatically converted into an aggregate of 15,280 shares of Series B-1 Preferred Stock and the Term Loan under the Viking Loan Agreement automatically converted into an aggregate of 15,279 shares of Series B-2 Preferred Stock, in accordance with the terms of the Casdin Loan Agreement or the Viking Loan Agreement, as applicable. As a result of the Preferred Equity Transactions and the Term Loans, Casdin owns Series B-1 Preferred Stock that could convert into up to 37,582,346 shares of common stock, subject to certain limitations on voting, and Viking owns Series B-2 Preferred Stock that could convert into up to 37,582,052 shares of common stock, subject to certain limitations on voting and the Blocker (as defined in footnote 2 of the table below in the section entitled “Security Ownership.” Please see item 8 of the General Information section entitled “Are any shares subject to voting restrictions?” regarding limitations on voting in excess of 19.9% for each of the Series B-1 Preferred Stock holders and the Series B-2 Preferred Stock holders. Casdin has designated Eli Casdin as the Series B-1 Preferred Director and Mr. Casdin is the managing member of Casdin.

On January 23, 2022, the Company entered into a Registration Rights Agreement with the Purchasers pursuant to which the Purchasers will have certain customary registration rights with respect to shares issued under the Loan Agreements and the Purchase Agreements, including (i) any shares of common stock acquired by any Holder (as defined in the Registration Rights Agreement) pursuant to the conversion of the Series B Preferred Stock in accordance with the Certificates of Designations and (ii) any shares of common stock acquired by any Holder pursuant to preemptive rights under the Purchase Agreements.

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Each of the Certificate of Designations of the Series B-1 Preferred Stock and the Certificate of Designations of the Series B-2 Preferred Stock provides that, for so long as, in each case, (a) Casdin and its Permitted Transferees (as defined in the B-1 Certificate of Designations) continue to beneficially own shares of Series B-1 Preferred Stock that represent at least 7.5% of the outstanding shares of common stock, on an as converted basis (the “Casdin Ownership Percentage”), and (b) Viking and its Permitted Transferees (as defined in the B-2 Certificate of Designations) continue to beneficially own shares of Series B-2 Preferred Stock that represent at least 7.5% of the outstanding shares of common stock, on an as converted basis (the “Viking Ownership Percentage”), on the terms and subject to the conditions set forth in the respective Certificates of Designations, the holders of a majority of the outstanding shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock will each have the right to nominate for election and to elect one member to the Board. The Certificates of Designations also provide that for so long as the Casdin Ownership Percentage and the Viking Ownership Percentage continue to be met or exceeded for such series of Series B Preferred Stock, each of the Preferred Directors will have certain consent rights over, among other things: (i) any increase in the number of directors on the Board beyond seven; (ii) the hiring, promotion, demotion, or termination of the Company’s Chief Executive Officer; (iii) entering into or modifying (including by waiver) any transaction, agreement or arrangement with any Related Person (as such term is defined in the Certificates of Designations), subject to certain exceptions; (iv) any voluntary petition under any applicable federal or state bankruptcy or insolvency law effected by the Company; (v) any change in the principal business of the Company or entry by the Company into any material new line of business; and (vi) for a period of three years after the Closing, (A) any acquisition (including by merger, consolidation or acquisition of stock or assets) of any assets, securities or property of any other person or (B) any sale, lease, license, transfer or other disposition of any assets of the Company or any of its subsidiaries, in each case, other than acquisitions or disposition of inventory or equipment in the ordinary course of business consistent with past practice, for consideration in excess of $50,000,000 in the aggregate in any six month period.

Support Agreement

On March 29, 2022, the Company entered into a support agreement (the “Support Agreement”) with Caligan Partners LP and each of the other persons and entities set forth on the signature pages to the Support Agreement (collectively, the “Caligan Group”). Among other matters, the Support Agreement provided that effective as of the consummation of the Preferred Equity Transactions (i) the Company would increase the size of its Board to eight and appoint Dr. Frank Witney to the Board to serve as a Class III director with a term expiring at the 2022 Annual Meeting, (ii) at the special meeting of the Company’s stockholders called to consider the Preferred Equity Transactions (including any adjournments, postponements or other delays thereof), the members of the Caligan Group would cause all applicable securities of the Company that are beneficially owned by the members of the Caligan Group to be (a) present for quorum purposes; and (b) voted in the manner recommended by the Board on all proposals, (iii) the Company would nominate Dr. Witney for election at the 2022 Annual Meeting and recommend, support and solicit proxies for his election, and (iv) certain standstill restrictions to which the Caligan Group is subject will terminate.

Policy Concerning Audit Committee Approval of Related Person Transactions

Our Board and Audit Committee have adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of any of the foregoing persons, are not permitted to enter into any transaction with us for which disclosure would be required under Item 404 of Regulation S-K, referred to as a related person transaction, without the review and approval or ratification of our Audit Committee, or other independent members of our Board if it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any related person transaction must be presented to our Audit Committee for review, consideration and approval or ratification. In approving or rejecting any such related person transaction, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors, executive officers, and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements in 2022. In making these statements, we have relied upon examination of the filings made with the SEC and the written representations of our directors and executive officers.

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SECURITY OWNERSHIP

Except as indicated by the footnotes below, the following table sets forth information as of April 18, 2023 concerning:

•	Each person we believe to be the beneficial owner of more than five percent of our common stock or Series B Preferred Stock;
•	Each of our directors and nominees for the Board;
•	Each of our NEOs; and
•	All of our directors and executive officers as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as otherwise indicated, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 78,666,309 shares of common stock outstanding at April 18, 2023. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable, options held by that person that are exercisable within 60 days of April 18, 2023, RSUs that are scheduled to vest within 60 days of April 18, 2023, and shares of common stock into which shares of Series B Preferred Stock are convertible. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. There were 255,559 shares of our Series B Preferred Stock outstanding as of April 18, 2023.

The information provided in the table is based on our records, information filed with the SEC, and information provided to the Company, except where otherwise noted.

Name of Beneficial Owner	Common Shares Beneficially Owned	Percent of Common Shares Beneficially Owned	Preferred Shares Beneficially Owned	Percent of Preferred Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Casdin Capital, LLC(1)	37,582,346	47.78%	127,780	50.0002%
Entities affiliated with Viking Global Investors LP(2)	8,323,821	10.71%	127,779	49.9998%
Caligan Partners LP(3)	8,576,799	10.90%	—	—
Indaba Capital Management, L.P.(4)	7,894,751	10.04%	—	—
PRIMECAP Management Company(5)	4,616,673	5.87%	—	—
Neuberger Berman Group LLC(6)	4,352,630	5.53%	—	—
The Vanguard Group(7)	3,995,968	5.08%	—	—
Directors and NEOs:
Michael Egholm, Ph.D. (8)	1,527,698	*	—	—
Gerhard F. Burbach(9)	542,035	*	—	—

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Eli Casdin(10)	37,665,576	47.78%	127,780	50.0002%
Laura M. Clague(11)	179,177	*	—	—
Fenel M. Eloi	—	*	—	—
Martin D. Madaus, Ph.D.(12)	83,230	—	—	—
Carlos V. Paya, M.D., Ph.D.(13)	219,830	*	—	—
Frank Witney, Ph.D.(14)	83,230	*	—	—
Hanjoon Alex Kim (15)	542,035	*	—	—
Jeremy Davis (16)	97,990	*	—	—
All current directors and NEOs as a group (10 persons)(17)	41,913,581	53.1%

*Less than one percent.

(1)	According to a Schedule 13D filed jointly by Casdin Partners Master Fund, L.P. (“Casdin Master Fund”), Casdin Private Growth Equity Fund II, L.P. (“Casdin Private Growth Fund”), Casdin Capital, LLC (“Casdin Capital”), as investment adviser to Casdin Master Fund and Casdin Private Growth Fund, Casdin Partners GP, LLC (“Casdin Partners GP”), as the general partner of Casdin Master Fund, Casdin Private Growth Equity Fund II GP, LLC ("Casdin Private Growth GP"), as the general partner of Casdin Private Growth Fund, and Eli Casdin, as the managing member of Casdin Capital, Casdin Partners GP and Casdin Private Growth GP, shared voting and dispositive power is held with respect to 89,446 shares of Series B-1 Preferred Stock held by Casdin Master Fund and 38,334 shares of Series B-1 Preferred Stock held by Casdin Private Growth Fund. Reported shares include 37,582,346 shares of common stock issuable upon conversion of Series B-1 Preferred Stock and percentage of common stock beneficially owned is based on 114,834,481 outstanding shares. Casdin’s address is 1350 Avenue of the Americas, Suite 2600, New York, NY 10019.

(2)	Represents (i) 5,577,057 shares of common stock that Viking Global Opportunities Illiquid Investments Sub-Master LP (the “Viking Hybrid Fund”) has the right to acquire and (ii) 2,746,764 shares of common stock that Viking Global Opportunities Drawdown (Aggregator) LP (the “Viking Drawdown Fund”) has the right to acquire, in each case, upon conversion of shares of Series B-2 Preferred Stock held by Viking and after giving effect to a provision in the B-2 Certificate of Designations which provides that neither Viking nor its affiliates shall be entitled to convert shares of Series B-2 Preferred Stock unless such conversion would not result in Viking, together with its affiliates, beneficially owning more than 9.5% of the total number of shares of common stock outstanding (the “Blocker”). Accordingly, the amount of shares of common stock reported as beneficially owned by Viking set forth in the table above excludes shares of common stock that Viking does not currently have the right to acquire upon conversion of the Series B-2 Preferred Stock due to the Blocker (and applies the Blocker pro rata across Viking). Without giving effect to the Blocker, the Series B-2 Preferred Stock held by the Viking Hybrid Fund would be convertible into 25,179,995 shares of common stock and the Series B-2 Preferred Stock held by the Viking Drawdown Fund would be convertible into 12,402,056 shares of common stock, for an aggregate of 37,582,051 shares of common stock. The Viking Hybrid Fund has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Viking Global Opportunities Portfolio GP LLC (“Hybrid Opportunities GP”), and by Viking Global Investors LP (“VGI”), which provides managerial services to the Viking Hybrid Fund. O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI) and Hybrid Opportunities GP, have shared authority to direct the voting and disposition of investments beneficially owned by VGI and Hybrid Opportunities GP. The Viking Drawdown Fund has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Viking Global Opportunities Drawdown Portfolio GP LLC (“Drawdown Opportunities GP”), and by VGI, which provides managerial services to the Viking Drawdown Fund. O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI) and Drawdown Opportunities GP, have shared authority to direct the voting and disposition of investments beneficially owned by VGI and Drawdown Opportunities GP. Viking’s address is c/o Viking Global Investors LP, 55 Railroad Avenue, Greenwich, Connecticut 06830.

(3)	Information is as of December 29, 2022, the latest date for which information is available to the Company. According to a Schedule 13D/A filed jointly by Caligan Partners LP (“Caligan”), which identified itself as the investment manager of an affiliated fund and managed accounts, and David Johnson, the managing member of the general partner of Caligan, shared voting power and dispositive power with respect to all of such shares. Caligan’s address is 590 Madison Avenue, New York, New York 10022.

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(4)	Information is as of December 31, 2022, the latest date for which information is available to the Company. According to a Schedule 13G/A filed jointly by Indaba Capital Management, L.P., IC GP, LLC (“IC GP”), Indaba’s sole general partner, and Derek C. Schrier, the managing member of IC GP, shared voting and dispositive power is held with respect to all of such shares. Reported shares include 448,522 shares issuable upon conversion of our 5.25% Convertible Senior Notes due 2024 and percentage beneficially owned is based on 79,296,443 outstanding shares. Indaba’s address is One Letterman Drive, Building D, Suite DM700, San Francisco, CA 94129.

(5)	Information is as of December 31, 2022, the latest date for which information is available to the Company. According to a Schedule 13G/A filed by PRIMECAP Management Company, which identified itself as an investment adviser, sole voting power and dispositive power is held with respect to all of such shares. PRIMECAP’s address is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(6)	Information is as of December 31, 2022, the latest date for which information is available to the Company. According to a Schedule 13D filed jointly by Neuberger Berman Group LLC (“NB Group”), Neuberger Berman Investment Advisers LLC (“NBIA”), Neuberger Berman Investment Advisers Holdings, LLC, Neuberger Berman Canada Holdings LLC, NB Acquisitionco ULC, Neuberger Berman Canada ULC (“NBCU”), Benjamin Nahum, Amit Solomon, Rand Gesing, and Pong Chan, which identified themselves as a group. NBIA, which identified itself as an investment adviser, shared dispositive power and voting power with respect to 3,459,561 of such shares and has been granted discretionary power, but not voting power, with respect to 823,514 of such shares and NBCU, which identified itself as an investment adviser, shared dispositive and voting power with respect to 53,028 of such shares. Neuberger Berman’s address is 1290 Avenue of the Americas, New York, NY 10104. NBCU’s address is 2 Bloor St East, Toronto, Ontario M4W 1A8, Canada.

(7)	Information is as of December 31, 2022, the latest date for which information is available to the Company. According to a Schedule 13G filed by The Vanguard Group, which identified itself as an investment adviser, shared voting power is held with respect to 0 shares, sole dispositive power is held with respect to 3,929,233 shares, and shared dispositive power is held with respect to 26,735 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(8)	Consists of 206,512 shares held by Dr. Egholm, options to purchase 1,132,444 shares of common stock and 188,742 options that are scheduled to vest within 60 days of April 18, 2022.

(9)	Consists of 26,711 shares held by Mr. Burbach, exercisable options to purchase 134,266 shares of common stock, 30,914 RSUs that are scheduled to vest within 60 days of April 18, 2022, and 34,202 exercisable RSUs in respect to which Mr. Burbach has deferred settlement as described in “Compensation of Directors — RSUs in Lieu of Cash and RSU Deferral.”

(10)	Consists of 89,446 shares of Series B-1 Preferred Stock held of record by Casdin Master Fund and 38,334 shares of Series B-1 Preferred Stock held of record by Casdin Private Growth Fund. Mr. Casdin is the managing member of the general partners of Casdin Master Fund and Casdin Private Growth Fund and, as such, is deemed to have indirect beneficial ownership of such shares. Mr. Casdin’s reported shares include 37,582,346 shares of common stock issuable upon conversion of the aforementioned Series B-1 Preferred Stock, 3,895 held common shares, exercisable options to purchase 41,325 shares of common stock, and 30,914 RSUs and 7,096 options that are scheduled to vest within 60 days of April 18, 2022.

(11)	Consists of exercisable options to purchase 93,666 shares of common stock, 30,914 RSUs and 7,096 options that are scheduled to vest within 60 days of April 18, 2022, and 47,501 exercisable RSUs in respect to which Ms. Clague has deferred settlement as described in “Compensation of Directors — RSUs in Lieu of Cash and RSU Deferral.”

(12)	Consists of 3,895 shares held by Mr. Madaus, exercisable options to purchase 41,325 shares of common stock, and 30,914 RSUs and 7,096 options that are scheduled to vest within 60 days of April 18, 2022.

(13)	Consists of 69,554 shares held by Dr. Paya, options to purchase 112,266 shares of common stock that are exercisable within 60 days of April 18, 2023, and 30,914 RSUs and 7,096 options that are scheduled to vest within 60 days of April 18, 2023.

(14)	Reflects 3,895 shares held by the First Amended and Restated Revocable Trust Agreement For the Franklin R. Witney and Catherine J. Caulfield-Witney Trust Agreement Dated September 25, 2009 (dated July 31, 2018) (of which Dr. Witney is a trustee), exercisable options to purchase 41,325 shares of common stock, and 30,914 RSUs and 7,096 options that are scheduled to vest within 60 days of April 18, 2022.

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(15)	Consists of 70,183 shares held by Mr. Kim, exercisable options to purchase 404,444 shares of common stock, and 67,408 options that are scheduled to vest within 60 days of April 18, 2023.
(16)	Consists of 14,657 shares held by Mr. Davis and 80,333 RSUs that are scheduled to vest within 60 days of April 18, 2023.
(17)	Consists of 399,302 shares beneficially owned by current directors and NEOs, exercisable options to purchase 2,001,061 shares of common stock, 268,817 RSUs and 291,630 options that are scheduled to vest within 60 days of April 18, 2022, and 81,703 exercisable RSUs in respect to which settlement has been deferred.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors and certain officers of Standard BioTools and persons who own more than 10% of Standard BioTools common stock to file with the SEC initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of Standard BioTools’s common stock. Such directors, officers and greater-than-10% stockholders are required to furnish Standard BioTools with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and Standard BioTools is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to Standard BioTools and written representations from certain reporting persons that no additional reports were required, Standard BioTools believes that its directors, reporting officers and greater-than-10% stockholders complied with all these filing requirements for the fiscal year ended December 31, 2022, except for: (i) a Form 4 filed on January 20, 2023 reporting the grant of restricted stock units granted to Jeremy Davis on December 20, 2022; and (ii) a Form 4 filed on January 20, 2023 reporting the grant of restricted stock units granted to Vikram Jog on December 20, 2022. Such Form 4s were filed late due to an administrative oversight.

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OTHER MATTERS

We know of no other matters to be submitted at the 2023 Annual Meeting. If any other matters properly come before the 2023 Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the 2023 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

April 28, 2023

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EXHIBIT I -

STANDARD BIOTOOLS INC.
AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

(as amended and restated effective June 3, 2019,

and as further amended effective June 23, 2020, ~~and~~ May 25, 2021 and June 14 2023)

1.     Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel for positions of substantial responsibility, (b) to provide additional incentive to Employees, Directors and Consultants, and (c) to promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.     Definitions. As used herein, the following definitions will apply:

(a)     “Administrator” means the Board or any of its Committees as may administer the Plan in accordance with Section 4 hereof.

(b)     “Amendment Effective Date” means ~~May 25, 2021~~June 14, 2023.

(c)     “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)     “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(e)     “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)     “Board” means the Board of Directors of the Company.

(g)     “Change in Control” means the occurrence of any of the following events:

(i)     A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)     A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

I-1

(iii)     A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(h)     “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(i)     “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j)     “Common Stock” means the common stock of the Company.

(k)     “Company” means Standard BioTools Inc. (fka Fluidigm Corporation), a Delaware corporation, or any successor thereto.

(l)     “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(m)     “Director” means a member of the Board.

(n)     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

I-2

(o)     “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(p)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)     “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(r)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If there are no trades on such date, the closing price on the latest preceding business day upon which trades occurred shall be the Fair Market Value.

(ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

(iii)     In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(s)     “Fiscal Year” means the fiscal year of the Company.

(t)     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)     “Inside Director” means a Director who is an Employee.

(v)     “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(w)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)     “Option” means a stock option granted pursuant to the Plan.

(y)     “Outside Director” means a Director who is not an Employee.

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(z)     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa)     “Participant” means the holder of an outstanding Award.

(bb)     “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(cc)     “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(dd)     “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee)     “Plan” means this 2011 Equity Incentive Plan, as amended and restated effective June 3, 2019, and as further amended at the 2020 Annual Meeting of Stockholders, ~~and at~~ the 2021 Annual Meeting of Stockholders and the 2023 Annual Meeting of Stockholders.

(ff)     “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(gg)     “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh)     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)     “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj)     “Service Provider” means an Employee, Director or Consultant.

(kk)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ll)     “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(mm)     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     Stock Subject to the Plan.

(a)     Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan as of the Amendment Effective Date is (i) ~~4,075,000~~4,700,000 Shares, plus (ii) any Shares that, as of immediately prior to the Amendment Effective Date, were available for grant under the pre-existing version of the 2011 Equity Incentive Plan prior to this amendment (the “Existing Plan”), ~~with the maximum number of Shares to be added to the Plan pursuant to clause (ii) equal to 2,517,055~~. The Shares may be authorized, but unissued, or reacquired Common Stock.

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(b)     Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, the gross Shares granted pursuant to a Stock Appreciation Right will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. With respect to Options, Shares used to pay the exercise price of an Option or to satisfy tax withholding obligations will cease to be available under the Plan. Shares used to pay the exercise price of an Award other than an Option or to satisfy the tax withholding obligations related to an Award other than an Option will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(c)     Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.     Administration of the Plan.

(a)     Procedure.

(i)     Multiple Administrative Bodies. Different Committees may administer the Plan with respect to different groups of Service Providers.

(ii)     Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)     Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.

(b)     Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)     to determine the Fair Market Value;

(ii)     to select the Service Providers to whom Awards may be granted hereunder;

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(iii)     to determine the number of Shares to be covered by each Award granted hereunder;

(iv)     to approve forms of Award Agreements for use under the Plan;

(v)     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)     to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(viii)     to modify or amend each Award (subject to Section 18 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan);

(ix)     to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 14 of the Plan;

(x)     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)     to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xii)     to make all other determinations deemed necessary or advisable for administering the Plan.

(c)     Effect of Administrator’s Decision. The decisions, determinations, and interpretations of the Administrator will be final and binding on all Participants and any other holders of Awards.

(d)     Limitations on Administrative Authority. Notwithstanding anything herein to the contrary, the Administrator shall be limited as follows:

(i)     Exchange Program. The Administrator may not implement an Exchange Program.

(ii)     No Dividends or Dividend Equivalents Paid on Unvested Awards. No dividends or dividend equivalents shall be paid on any unvested Awards. Any dividends or dividend equivalents may be declared or accrue on unvested Awards, but shall not be paid until the vesting of such Awards.

(iii)     Outside Director Limitations. No Outside Director may be paid, issued or granted, in any Fiscal Year, Awards with an aggregate value greater than $400,000 (with the value of each Award based on its grant date fair value (determined in accordance with U.S. generally accepted accounting

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principles)), except that such limit will be increased to $500,000 in the Fiscal Year of his or her initial service as an Outside Director. Any Awards granted to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 4(d)(iii).

5.     Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.     Stock Options.

(a)     Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)     Term of Option. The term of each Option will be stated in the Award Agreement. In the case of any Option (whether Incentive Stock Option or Nonstatutory Stock Option), the maximum term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)     Option Exercise Price and Consideration.

(i)     Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)     In the case of an Incentive Stock Option

a)     granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

b)     granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)     In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3)     Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

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(ii)     Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)     Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator may determine in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.

(d)     Exercise of Option.

(i)     Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)     Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)     Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)     Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.     Restricted Stock.

(a)     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)     Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)     Transferability. Except as provided in this Section 7 or in the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)     Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)     Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

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(f)     Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)     Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise, subject to Section 4(d)(ii). If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)     Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.     Restricted Stock Units.

(a)     Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)     Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c)     Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)     Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)     Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.     Stock Appreciation Rights.

(a)     Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)     Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

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(c)     Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, subject to Section 6(a) of the Plan, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, that the maximum term of any Stock Appreciation Right will be ten (10) years from the date of grant.

(d)     Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)     Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f)     Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price times (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be made in cash, in Shares of equivalent value, or in some combination thereof.

10.     Performance Units and Performance Shares.

(a)     Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)     Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)     Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)     Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

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(e)     Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)     Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.     Leaves of Absence/Transfers Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.     Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate; provided that no Award shall be transferred for value or consideration.

13.     Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)     Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)     Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated in accordance with this Section 13(c) or as provided in an Award Agreement, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards similarly in the transaction.

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In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d)     Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Units and Performance Shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

14.     Tax.

(a)     Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)     Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax

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withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, or (c) delivering to the Company already-owned shares having a fair market value not in excess of the maximum statutory amount required to be withheld. the fair market value of the shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)     Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

15.     No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.     Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17.     Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon the Amendment Effective Date. It will continue in effect for a term of ten (10) years from the date of the ~~Existing Plan was adopted by the Board~~, Amendment Effective Date unless terminated earlier under Section 18 of the Plan.

18.     Amendment and Termination of the Plan.

(a)     Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)     Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)     Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.     Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

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(b)     Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21.     Forfeiture Events.

(a)     All Awards under the Plan will be subject to recoupment under the Company’s current Clawback Policy and any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 21(a) is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary, Parent, or affiliate of the Company.

(b)     The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such termination of service, that would constitute cause for termination of such Participant’s status as a Service Provider.

22.     Stockholder Approval. This amendment of the Plan is subject to, and contingent upon, stockholder approval at the ~~2021~~2023 Annual Meeting of Stockholders. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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STANDARD BIOTOOLS INC.
ATTN: GENERAL COUNSEL
2 TOWER PLACE, SUITE 2000
SOUTH SAN FRANCISCO, CA 94080

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 p.m. Pacific Time on June 13, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LAB2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 p.m. Pacific Time on June 13, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10774-P88049

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

STANDARD BIOTOOLS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Class I Nominees:

01) Michael Egholm, Ph.D.
02) Fenel M. Eloi

The Board of Directors recommends you vote FOR Proposals 2, 4 and 5 and 1 YEAR on Proposal 3.

	For	Against	Abstain
2. To vote, on an advisory basis, to approve the compensation of our named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To vote, on an advisory basis, on the frequency of the advisory stockholder vote on the compensation of our named executive officers.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date